As filed with the Securities and Exchange Commission on August 27, 1997
                                                        Registration No. 2-89264


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                      Pre-Effective Amendment No. _____                      [ ]

                       Post-Effective Amendment No. 22                       [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


                              Amendment No. 20                               [X]
                        (Check appropriate box or boxes)


                    NEW YORK DAILY TAX FREE INCOME FUND, INC.
                  (formerly Empire Tax Free Money Market, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (212) 830-5220

                               BERNADETTE N. FINN
                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                        Copy to:MICHAEL R. ROSELLA, Esq.
                                Battle Fowler LLP
                               75 East 55th Street
                            New York, New York 10022


It is proposed that this filing will become effective: (check appropriate box):

                  [ ]      immediately upon filing pursuant to paragraph (b)
                  [X]      on September 1, 1997 pursuant to paragraph (b)
                  [ ]      60 days after filing pursuant to paragraph (a)
                  [ ]      on [date] pursuant to paragraph (a) of Rule 485
                  [ ]      75 days after filing pursuant to paragraph (a)(2)
                  [ ]      on (date) pursuant to paragraph (a)(2) of Rule 485

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended April 30, 1997 on June 19, 1997.

                    NEW YORK DAILY TAX FREE INCOME FUND, INC.

                       Registration Statement on Form N-1A


                              CROSS-REFERENCE SHEET
                             Pursuant to Rule 404(c)


Part A
Item No.                                             Prospectus Heading


1. Cover Page. . . . . . . . . . . . . Cover Page


2. Synopsis. . . . . . . . . . . . .   Introduction; Table of Fees and Expenses


3. Condensed Financial
   Information . . . . . . . . . . .   Financial Highlights



4. General Description                 General Information; Investment
   of Registrant and Policies. . .     Objectives, Policies and Risks;


5. Management of the Fund . . . . .    Management of the Fund; Custodian,
                                       Transfer Agent and Dividend Agent;
                                       Distribution and  Service Plan


5A. Management's Discussion of
    Fund Performance . . . . . .       Not Applicable


6. Capital Stock and                   Description of Common Stock; How to
   Other Securities. . . . . . . . .   Purchase and Redeem Shares; General
                                       Information; Dividends and
                                       Distributions; Federal Income Taxes


7. Purchase of Securities              How to Purchase and Redeem Shares;
   Being Offered . . . . . . . . . . . Net Asset Value; Distribution and
                                       Service Plan


8. Redemption or Repurchase. . . . . . How to Purchase and Redeem Shares


9. Legal Proceedings . . . . . . . . . Not Applicable

Part B                                               Caption in Statement of
Item No.                                             Additional Information

10. Cover Page. . . . . . . . . . . . .Cover Page


11. Table of Contents . . . . . . . . .Table of Contents


12. General Information and History . .Not Applicable


13. Investment Objectives              Investment Objectives, Policies
    and Policies. . . . . . . . . . . .and Risks


14. Management of the Registrant. . . .Management of the Fund


15. Control Persons and Principal
    Holders of Securities . . . . . . .Management of the Fund


16. Investment Advisory                Management of the Fund;
    and Other Services . . . . . . . . Distribution and Service Plan;
                                       Custodian, Transfer Agent and
                                       Dividend Agent; Expense Limitation


17. Brokerage Allocation               Investment Objectives, Policies
    and Other Practices . . . . . . . .and Risks


18. Capital Stock and
    Other Securities. . . . . . . . . .Description of Common Stock


19. Purchase, Redemption and Pricing   How to Purchase and Redeem Shares;
    of Securities Being Offered . . . .Net Asset Value


20. Tax Status. . . . . . . . . . . . .Federal Income Taxes;


21. Underwriters. . . . . . . . . . . .Not Applicable


22. Calculations of Yield Quotations
    of Money Market Funds. . . . . . . Yield Quotations



23. Financial Statements. . . . . . . . Statement of Net Assets as of April 30,
                                        1997; Statement of Operations for the
                                        year ended April 30, 1997; Statement of
                                        Changes in Net Assets years ended April
                                        30, 1996,  and April 30, 1997; Notes to
                                        Financial Statements (audited), dated
                                        April 30, 1997.

--------------------------------------------------------------------------------
NEW YORK DAILY TAX FREE                                         600 FIFTH AVENUE
INCOME FUND, INC.                                             NEW YORK, NY 10020
                                                                  (212) 830-5220
================================================================================
PROSPECTUS
September 1, 1997


New York Daily Tax Free Income Fund, Inc. (the "Fund") is a money market fund designed for investors who desire interest income exempt from regular Federal, and to the extent possible, New York State and New York City income taxes and preservation of capital, liquidity and stability of principal by investing in a professionally managed, non-diversified portfolio of high quality, short-term municipal obligations. No assurance can be given that these objectives will be achieved. The Fund offers two classes of shares to the general public. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or the Distributor. In all other respects, the Class A and Class B shares represent the same interest in the income and assets of the Fund. See "Description of Common Stock". The Fund is concentrated in the securities issued by the State of New York (the "State") or entities within the State and may invest a significant percentage of its assets in a single issuer, therefore an investment in the Fund may be riskier than an investment in other types of money market funds.

This Prospectus sets forth concisely the information about the Fund that prospective investors will find helpful in making their investment decisions. Additional Information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Fund at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a website (http.//www.sec.gov.) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.

Reich & Tang Asset Management L.P. acts as the investment manager of the Fund and Reich & Tang Distributors L.P. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND INTENDS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE ALTHOUGH THERE CAN BE NO ASSURANCE THAT THIS VALUE WILL BE MAINTAINED.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THIS PROSPECTUS SHOULD BE READ AND RETAINED BY INVESTORS FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.

                           TABLE OF FEES AND EXPENSES

  Annual Fund Operating Expenses
  (as a percentage of average net assets)   Class A Shares        Class B Shares
         Management Fees                          .30%                      .30%
         12b-1 Fees                               .20%                       --
         Other Expenses                           .32%                      .32%
             Administrative Services Fee   .21%                      .21%
                                                 -----                     -----
         Total Fund Operating Expenses            .82%                      .62%

  You would pay the following expenses
  on a $1,000 investment, assuming
  5% annual return (cumulative through the end of each year):

                       1 year      3 years      5 years    10 years
                       ------      -------      -------    --------

    Class A             $8          $26         $46       $101
    Class B             $6          $20         $35        $77


The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. THE FIGURES REFLECTED IN THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

                              FINANCIAL HIGHLIGHTS

The following selected financial information of New York Daily Tax Free Income Fund, Inc. has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.

Class A                                               Year Ended April 30,
                                               1997    1996    1995    1994    1993    1992   1991    1990     1989     1988
                                               ----    ----    ----    ----    ----    ----   ----    ----     ----     ----

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year            $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00
                                              ------  ------  ------  -----   ------  -----   -----   -----    ------  ------
Income from investment operations:
  Net investment income.........               0.028   0.030   0.027   0.018   0.023   0.037  0.048    0.053    0.047   0.040
Less distributions:
Dividends from net investment income           0.028   0.030   0.027   0.018   0.023   0.037  0.048    0.053    0.047   0.040
                                               ------  ------  -----   ------  -----   -----  ------  ------    ------  ------
Net asset value, end of year....              $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00
                                              ======  ======  ======  ======  =====   ======  ======  ======   ======  ======
Total Return....................               2.80%   3.08%   2.74%   1.84%   2.28%   3.73%   4.92%   5.48%    4.86%   4.01%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)   $323,746 $283,368 $254,422 $218,348 $210,486 $202,291 $191,622 $211,662 $181,060 $226,115
Ratios to average net assets:
  Expenses....................                 0.82%   0.84%*  0.87%   0.89%   0.89%   0.87%   0.82%+  0.77%+   0.80%+  0.79%+
  Net investment income.......                 2.76%   3.02%   2.71%   1.82%   2.25%   3.63%   4.82%+  5.32%+   4.73%+  3.96%+

*  Includes expense offsets.

+ Net of management and shareholder servicing fees waived equivalent to .07%, .10%, .02%, and .02% of average net assets.


                                                        October 10, 1996
  CLASS B                                          (Commencement of Sales) to
                                                         April 30, 1997
  Per Share Operating Performance:
  (for a share outstanding throughout the period)
  Net asset value, beginning of period......                $ 1.00
                                                            ------
  Income from investment operations:
    Net investment income...................                  0.017
  Less distributions:
    Dividends from net investment income....                ( 0.017)
                                                             ------
  Net asset value, end of period............               $  1.00
                                                           =======
  Total Return..............................                  3.02%*
  Ratios/Supplemental Data
  Net assets, end of period (000)...........                     7
  Ratios to average net assets:
    Expenses ...............................                  0.62%*
    Net investment income...................                  2.99%*
*    Annualized

INTRODUCTION

New York Daily Tax Free Income Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end, management investment company that seeks to provide its investors with a liquid money market portfolio from which the interest income is, under current law, exempt from regular Federal, and to the extent possible, New York State and New York City personal income taxes, preservation of capital, liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the State of New York and its political subdivisions and of Puerto Rico or other U.S. territories, and their political subdivisions, the interest on which is exempt from regular Federal income tax under Section 103 of the Internal Revenue Code (the "Code") and cannot be taxed by any state under Federal law as described under "Investment Objectives, Policies and Risks" herein. The Fund also will invest in municipal securities of issuers located in states other than New York, the interest income on which will be exempt from regular Federal income tax, but will be subject to New York State and New York City personal income tax for New York residents. Although the Fund does not intend to do so, it reserves the right to invest up to 20% of the value of its net assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. No assurance can be given that these objectives will be achieved.


The Fund's investment manager, Reich & Tang Asset Management L.P. (the "Manager"), is a registered investment adviser and currently acts as manager or administrator to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors L.P. (the "Distributor") with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A Shares only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act"). (See "Distribution and Service Plan".)


The Fund intends that its investment portfolio will be concentrated in New York Municipal Obligations and bank participation certificates therein. A summary of recent financial and credit developments and special risk factors affecting New York State and New York City is set forth under "Special Factors Affecting New York" in the Statement of Additional Information. Investment in the Fund should be made with an understanding of the risks which an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations hereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, one for each of the Fund's separate investment portfolios that may be created in the future.

MANAGEMENT OF THE FUND

The Fund's Board of Directors which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.


The Manager is a Delaware limited partnership with its principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at July 31, 1997, investment manager, adviser or supervisor with respect to assets aggregating in excess of $10.67 billion. The Manager acts as manager or administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.

On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through fifteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Reich & Tang Capital Management, Reich & Tang Funds, Snyder Capital Management, Vaughan, Nelson, Scarborough & McConnell, Inc. and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The merger between The New England and MetLife resulted in an "Assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an Assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to February 28, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each March 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The  Investment   Management   Contract  was  approved  by  a  majority  of  the
shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the Investment Management Contract.


Pursuant to the new Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


Pursuant to the new Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. In addition to its fees under the new Investment Management Contract, the Distributor receives a service fee equal to .20% per annum of the Fund's average daily net assets for the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both classes of the Fund will be allocated daily to each class share based on the percentage of outstanding shares at the end of the day. Any portion of the total fees received by the Manager and the Distributor may be used to provide shareholder and administrative services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities and, (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Fund pays the Manager the costs of such personnel at rates which must be agreed upon between the Fund and the Manager and provided that no payments shall be made for any services performed by any officer of the general partner of the Manager or its affiliates. The Manager at its discretion may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)

DESCRIPTION OF COMMON STOCK


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, all shares will be voted on in the aggregate except if voting by Class is required by law or the matter involved affects only one class, in which case shares will be voted on separately by Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value at the option of the shareholder.

The Fund is subdivided into two classes of stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same Class of a Fund that participates in an exchange privilege with the Fund. (See "Exchange Privilege" herein.) Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.


Under its Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

INVESTMENT OBJECTIVES,
POLICIES AND RISKS

The Fund is a no-load, open-end, non-diversified, management investment company whose investment objectives are to provide investors with a money market portfolio from which the interest income is exempt from regular Federal, and to the extent possible, New York State and New York City income taxes, preservation of capital, maintenance of liquidity and relative stability of principal. There can be, of course, no assurance that the Fund will achieve its investment objectives.

The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the U.S., and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") and in participation certificates in such obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, or by or on behalf of Puerto Rico or other U.S.
possessions or territories or their political subdivisions, the interest on which is exempt from regular Federal income tax under Section 103 of the Code and cannot be taxed by any state under Federal law, ("New York Municipal

Obligations"), will be exempt under current law from regular Federal, New York State and New York City personal income taxes.

Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law excludes such interest from regular Federal income tax. "Exempt-interest" dividends, however, may be subject to the Federal alternative minimum tax. To the extent suitable New York Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from Federal income tax but will be subject to New York State and New York City personal income taxes. Except when acceptable securities are unavailable for investment by the Fund as determined by the Manager, the Fund will invest at least 65% of its total assets in New York Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets for temporary purposes from banks. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to Federal, state and local income tax, including securities the interest of which is subject to the federal alternative minimum tax. The Fund expects to invest more than 25% of its assets in participation certificates purchased from banks in New York Municipal Obligations, including industrial revenue bonds. In view of this "concentration" in bank participation certificates in New York Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation
Certificates" in the Statement of Additional Information.) The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors), (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories, and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes, or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "SP-1AA" by S&P and "VMIG-1" by Moody's. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that Municipal Obligations which are backed by the credit of the Federal government (the interest on which is not exempt from Federal income taxation) will be considered to have a rating equivalent to Moody's "Aaa."


Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7, or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

In view of the "concentration" of the Fund in bank participation certificates in New York Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (See "Variable Rate Demand Instruments and Participation Certificates" in the

Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. The Fund intends, however, to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of each such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, is dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Over the long term, New York State and New York City face serious potential economic problems. The State has long been one of the wealthiest states in the nation. For decades, however, the state economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. For additional information, please refer to "Special Factors Affecting New York" in the Statement of Additional Information. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including the participation certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term New York Municipal Obligations. For additional information, please refer to the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


HOW TO PURCHASE AND REDEEM SHARES


Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations. Certain Participating Organizations are compensated by the Distributor from its shareholder servicing fee and by the Manager from its management fee for the performance of these services. An investor who purchases shares through a Participating Organization that receives payment from the Manager or the Distributor will become a Class A shareholder. (See "Investment Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their
Participating Organizations, may invest in the Fund directly as Class B shareholders of the Fund and not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who do not receive compensation from the Distributor or the Manager because they may not be legally permitted to receive such as fiduciaries. The Manager pays the expenses incurred in the distribution of Class B shares. Participating Organizations whose clients become Class B shareholders will not receive compensation from the Manager or Distributor for the servicing they may provide to their clients. (See "Direct Purchase and Redemption Procedures" herein.) With respect to both Classes of shares, the minimum initial investment in the Fund by Participating Organizations is $1,000 which may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of customers whose initial investments are less than $1,000. The minimum initial investment for all other investors is $5,000. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.


The Fund sells and redeems its shares on a continuing basis at net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent which accepts orders for purchases and redemptions from Participating Organizations and from investors directly.

In order to maximize earnings on its Portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve bank (commonly known as

"Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment is converted into Federal Funds.


Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after receipt of the investor's purchase order. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 12 noon, New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day on which shares are issued to an investor.


There is no redemption charge, no minimum period of investment, no minimum amount for redemption and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days, after shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Redemption requests received by the Fund's transfer agent before 12 noon, New York City time, on any day on which the New York Stock Exchange, Inc. is open for trading become effective at the net asset value per share determined at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. Redemption requests received after 12 noon will result in a share redemption on the following Fund Business Day.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase the total net asset value to the minimum amount and thereby avoid such mandatory redemption.

The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

INVESTMENT THROUGH PARTICIPATING ORGANIZATIONS

Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Manager with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements, will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund management's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

Orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, with accompanying Federal Funds will result in the issuance of shares on that day. Orders received by the Fund's transfer agent after 12 noon with accompanying Federal Funds will result in the issuance of shares on the following

Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

DIRECT PURCHASE AND
REDEMPTION PROCEDURES

The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly and not through Participating Organizations. These investors may obtain a current Prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

  Within New York State              212-830-5220
  Outside New York State (TOLL FREE) 800-221-3079

All shareholders, other than certain Participant Investors, will receive from the Fund individual confirmations of each purchase and redemption of Fund shares (other than draft check redemptions) and a monthly statement listing the total number of Fund shares owned as of the statement closing date, purchase and redemptions of Fund shares during the month covered by the statement and the dividends paid on Fund shares of each shareholder during the statement period (including dividends paid in cash or reinvested in additional Fund shares).

INITIAL PURCHASES OF SHARES

Mail

Investors may send a check made payable to "New York Daily Tax Free Income Fund, Inc." along with a completed subscription order form to:


  New York Daily Tax Free Income Fund, Inc.
  Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York State) or 800-221-3079 (outside New York State) and then instruct a member commercial bank to wire their money immediately to:

  Investors Fiduciary Trust Company
  ABA # 101003621
  DDA # 890752-953-8
  For New York Daily Tax Free
        Income Fund, Inc.
  Account of (Investor's Name)
  Fund Account #0948
  SS #/Tax ID #

The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, New York City time, on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

Deliver a check made payable to "New York Daily Tax Free Income Fund, Inc." along with a completed subscription order form to:

  Reich & Tang Funds
  600 Fifth Avenue - 9th Floor
  New York, New York 10020


ELECTRONIC FUNDS TRANSFERS (EFT),
PRE-AUTHORIZED CREDIT AND DIRECT DEPOSIT PRIVILEGE

You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. Death or legal incapacity will automatically terminate your participation in the Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

SUBSEQUENT PURCHASES OF SHARES

Subsequent purchases can be made by bank wire or personal delivery, as indicated above, or by mailing a check to:

  New York Daily Tax Free Income Fund, Inc.
  Mutual Funds Group
  Post Office Box 13232
  Newark, New Jersey 07101-3232

There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

REDEMPTION OF SHARES

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class following receipt by the Fund's transfer agent of the redemption order. Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be made unless the check (including a certified or cashier's check) used to purchase the shares has been cleared for payment by the investor's bank and converted into Federal Funds. A bank check is currently considered by the Fund to have cleared within 15 days after it is deposited by the Fund.


A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund, accompanied by any certificate that may have been previously issued to the shareholder, addressed to:

  New York Daily Tax Free Income Fund, Inc.
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020

All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.


Checks


By making the appropriate election on their subscription order form, shareholders may request a supply of checks which may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check for up to 15 days following the date of purchase.


There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.


Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check, a postdated check and a check written for an amount below the Fund minimum of $250. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees.


Investors wishing to avail themselves of this method of redemption should elect it on their subscription order form. Individuals and joint tenants are not required to furnish any supporting documentation. Corporations and other entities making this election, however, are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks. This checking service may be terminated or modified at any time.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption requests from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York State at 800-221-3079, and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

EXCHANGE PRIVILEGE


Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser and which participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange Fund, the shareholder of the Fund is entitled to exchange their shares for the shares available in that exchange Fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser, manager or administrator.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares are exchanged at their respective net asset values.

The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. Prospectuses may be obtained by contacting Reich & Tang Funds at the address or telephone number set forth on the cover page of this Prospectus.

An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.

Instructions for exchanges may be made by sending a signature guaranteed written request to:


  New York Daily Tax Free Income Fund, Inc.
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020

or, for  shareholders  who have elected that option,  by telephoning the Fund at
(212) 830-5220; outside New York State at (800) 221-5079. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time upon notice to shareholders.


SPECIFIED AMOUNT AUTOMATIC WITHDRAWAL PLAN

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly, quarterly, semi-annual, or annual basis in an amount approved and confirmed by the Manager. The monthly withdrawal payments of the specified amount are made on the 23rd day of each month and the quarterly payments are made on the 23rd day of March, June, September and December. Whenever such 23rd day of a month is not a business day, the payment date is the business day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realizable capital gains.

DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a Distribution and Service Plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with Reich & Tang Distributors L.P. (the "Distributor") and a Shareholder Servicing Agreement (with respect to Class A shares of the Fund only) with the Distributor and the Manager.


Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.

Under the Distribution Agreement, the Distributor for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


Under the Shareholder Servicing Agreement, the Distributor receives (with respect only to the Class A shares) a service fee equal to .20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provides that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses not to exceed in the aggregate .05% per annum of the Fund's average daily net assets, including the cost of dedicated lines and CRT terminals, incurred by the Manager, Distributor and Participating Organizations in carrying out their respective obligations under the Shareholder Servicing Agreement with respect to Class A shares, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Shareholder Servicing Agreement provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under the new Investment Management Contract, the Shareholder Servicing Agreement or the Administrative Services Contract in effect for that year.

For the fiscal year ended April 30, 1997, the total amount spent pursuant to the Plan for the Class A shares was .35% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Manager, pursuant to the Shareholder Servicing Agreement and an amount representing .15% of the average daily net assets was paid by the Manager (which may be deemed an indirect payment by the Fund). Of the total amount paid by the Distributor, $974,724 was utilized for Broker assistance payments, $12,996 for compensation to sales personnel, $2,885 for travel and expenses, $15,581 for Prospectus printing and $232 on miscellaneous expenses.


FEDERAL INCOME TAXES


The Fund has elected to qualify under the Code and under New York law as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner dividends derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to the Federal alternative minimum tax. (See "Federal Income Taxes" in the Statement of Additional Information.) Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains and thus does not contemplate distributing "capital gains dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Further a corporation will be required to include in alternative minimum taxable income 75% of the amount by which its adjusted current earnings (including generally, tax-exempt interest) exceeds its alternative minimum taxable income (determined without this tax item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax-exempt interest. Although the Fund intends to maintain a $1.00 per share net asset value, a Shareholder may realize a taxable gain or loss upon the disposition of shares.


With respect to the variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion does not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes. Shareholders should consult their own tax advisors about the status of distributions from the Fund in their own states and localities.

GENERAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on January 31, 1984 and it is registered with the Securities and Exchange Commission as a non-diversified, open-end, management investment company.

The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of shareholders entitled to cast not less than 67% in interest of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The registration statement and the exhibits thereto may be examined at the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.

NET ASSET VALUE


The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. The net asset value of a Class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) for such Class by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

CUSTODIAN, TRANSFER AGENT
AND DIVIDEND AGENT


Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020, is transfer agent and dividend agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

                  TABLE OF CONTENTS

  Table of Fees and Expenses........................
  Selected Financial Information....................
  Introduction......................................
  Management of the Fund............................
  Description of Common Stock.......................        NEW YORK
  Investment Objectives, Policies and Risks.........        DAILY
  Dividends and Distributions.......................        TAX
  How to Purchase and Redeem Shares.................        FREE
       Investment through                                   INCOME
          Participating Organizations...............        FUND, INC.
       Direct Purchase and
          Redemption Procedures.....................
       Initial Purchases of Shares..................
       Electronic Funds Transfers (EFT), Pre-
        authorized Credit and Direct Deposit
        Privilege
       Subsequent Purchases of Shares...............        PROSPECTUS
       Redemption of Shares.........................        September 1, 1997
       Exchange Privilege...........................
        Specified Amount Automatic
       Withdrawal Plan..............................
  Distribution and Service Plan.....................
  Federal Income Taxes..............................
  General Information...............................
  Net Asset Value...................................
  Custodian, Transfer Agent
        and Dividend Agent..........................

EVERGREEN SHARES OF
NEW YORK DAILY TAX FREE
INCOME FUND, INC.
[GRAPHIC OMITTED]

  PROSPECTUS
  September 1, 1997


New York Daily Tax Free Income Fund, Inc. (the "Fund") is a money market fund designed for investors who desire interest income exempt from regular Federal, and to the extent possible, New York State and New York City income taxes and preservation of capital, liquidity and stability of principal by investing in a professionally managed, non-diversified portfolio of high quality, short-term municipal obligations. No assurance can be given that these objectives will be achieved. The Fund offers two classes of shares to the general public, however only Class A shares are offered by this Prospectus ("The Evergreen Shares"). The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or Distributor. In all other respects, the Class A and Class B shares represent the same interests in the income and assets of the Fund. See "Description of Common Stock". The Fund is concentrated in the securities issued by the State of New York (the "State") or entities within the State and may invest a significant percentage of its assets in a single issuer, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. Only Evergreen shares are offered by this Prospectus.

This Prospectus sets forth concisely the information about the Fund that prospective investors will find helpful in making their investment decisions. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling the Fund at (800) 807-2940. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a website (http.//www.sec.gov.) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.

Investors should be aware that the Evergreen shares may not be purchased other than through certain securities dealers with whom Evergreen Keystone
Distributor, Inc. ("EKD") has entered into agreements for this purpose or directly from EKD. Evergreen shares have been created for the primary purpose of providing a New York tax-free money market fund product for shareholders of certain funds distributed by EKD. Shares of the Fund other than Evergreen shares are offered pursuant to a separate Prospectus.


Reich & Tang Asset Management L.P. acts as the investment manager of the Fund and Reich & Tang Distributors L.P. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND INTENDS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE ALTHOUGH THERE CAN BE NO ASSURANCE THAT THIS VALUE WILL BE MAINTAINED.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THIS PROSPECTUS SHOULD BE READ AND RETAINED BY INVESTORS FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.

                                TABLE OF CONTENTS


TABLE OF FEES AND EXPENSES                  HOW TO PURCHASE AND REDEEM SHARES
FINANCIAL HIGHLIGHTS                          How to Buy Shares
INTRODUCTION                                  How to Redeem Shares
MANAGEMENT OF THE FUND                      SHAREHOLDER SERVICES
DESCRIPTION OF COMMON STOCK                   Effect of Banking Laws
INVESTMENT OBJECTIVES,                      DISTRIBUTION AND SERVICE PLAN
POLICIES AND RISKS                          FEDERAL INCOME TAXES
DIVIDENDS AND DISTRIBUTIONS                 GENERAL INFORMATION
                                            NET ASSET VALUE
                                            CUSTODIAN AND TRANSFER AGENT

                           TABLE OF FEES AND EXPENSES

  Annual Fund Operating Expenses
  (as a percentage of average net assets)   Class A Shares        Class B Shares
         Management Fees                          .30%                      .30%
         12b-1 Fees                               .20%                       --
         Other Expenses                           .32%                      .32%
             Administrative Services Fee   .21%                      .21%
                                                 -----                     -----
         Total Fund Operating Expenses            .82%                      .62%

  You would pay the following expenses
  on a $1,000 investment, assuming
  5% annual return (cumulative through the end of each year):

                       1 year      3 years      5 years    10 years
                       ------      -------      -------    --------
    Class A             $8          $26         $46       $101
    Class B             $6          $20         $35        $77

The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. THE FIGURES REFLECTED IN THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

                              FINANCIAL HIGHLIGHTS

The following selected financial information of New York Daily Tax Free Income Fund, Inc. has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.

Class A                                               Year Ended April 30,
                                               1997    1996    1995    1994    1993    1992   1991    1990     1989     1988
                                               ----    ----    ----    ----    ----    ----   ----    ----     ----     ----

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year            $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00
                                              ------  ------  ------  -----   ------  -----   -----   -----    ------  ------
Income from investment operations:
  Net investment income.........               0.028   0.030   0.027   0.018   0.023   0.037  0.048    0.053    0.047   0.040
Less distributions:
Dividends from net investment income           0.028   0.030   0.027   0.018   0.023   0.037  0.048    0.053    0.047   0.040
                                               ------  ------  -----   ------  -----   -----  ------  ------    ------  ------
Net asset value, end of year....              $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00
                                              ======  ======  ======  ======  =====   ======  ======  ======   ======  ======
Total Return....................               2.80%   3.08%   2.74%   1.84%   2.28%   3.73%   4.92%   5.48%    4.86%   4.01%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)   $323,746 $283,368 $254,422 $218,348 $210,486 $202,291 $191,622 $211,662 $181,060 $226,115
Ratios to average net assets:
  Expenses....................                 0.82%   0.84%*  0.87%   0.89%   0.89%   0.87%   0.82%+  0.77%+   0.80%+  0.79%+
  Net investment income.......                 2.76%   3.02%   2.71%   1.82%   2.25%   3.63%   4.82%+  5.32%+   4.73%+  3.96%+

*  Includes expense offsets.

+ Net of management and shareholder servicing fees waived equivalent to .07%, .10%, .02%, and .02% of average net assets.

                                                        October 10, 1996
  CLASS B                                          (Commencement of Sales) to
                                                         April 30, 1997
  Per Share Operating Performance:
  (for a share outstanding throughout the period)
  Net asset value, beginning of period......                $ 1.00
                                                            ------
  Income from investment operations:
    Net investment income...................                  0.017
  Less distributions:
    Dividends from net investment income....                ( 0.017)
                                                             ------
  Net asset value, end of period............               $  1.00
                                                           =======
  Total Return..............................                  3.02%*
  Ratios/Supplemental Data
  Net assets, end of period (000)...........                     7
  Ratios to average net assets:
    Expenses ...............................                  0.62%*
    Net investment income...................                  2.99%*
*    Annualized

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

     New York Daily Tax Free Income Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end, management investment company that seeks to provide its investors with a liquid money market portfolio from which the interest income is, under current law, exempt from regular Federal, and to the extent possible, New York State and New York City personal income taxes, preservation of capital, liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the State of New York and its political subdivisions and of Puerto Rico or other U.S. territories, and their political subdivisions, the interest on which is exempt from regular Federal income tax under Section 103 of the Internal Revenue Code (the "Code") and cannot be taxed by any state under Federal law as described under "Investment Objectives, Policies and Risks" herein. The Fund also will invest in municipal securities of issuers located in states other than New York, the interest income on which will be exempt from regular Federal income tax, but will be subject to New York State and New York City personal income tax for New York residents. Although the Fund does not intend to do so, it reserves the right to invest up to 20% of the value of its net assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. No assurance can be given that these objectives will be achieved.


     The Fund's investment manager is Reich & Tang Asset Management L.P. (the "Manager") which is a registered investment adviser and which currently acts as manager or administrator to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors L.P. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act"). (See "Distribution and Service Plan".)


     The Fund intends that its investment portfolio will be concentrated in New York Municipal Obligations and bank participation certificates therein. A summary of recent financial and credit developments and special risk factors affecting New York State and New York City is set forth under "Special Factors Affecting New York" in the Statement of Additional Information. Investment in the Fund should be made with an understanding of the risks which an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations hereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, one for each of the Fund's separate investment portfolios that may be created in the future.

     Evergreen shares are identical to other shares of the Fund, which are offered pursuant to a separate prospectus, with respect to investment objectives and yield, but differ with respect to certain other matters. See "How to Purchase and Redeem Shares" and "Shareholder Services."
--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
     The Fund's Board of Directors which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.

     The Manager is a Delaware limited partnership with its principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at July 31, 1997 investment manager, adviser or supervisor with respect to assets aggregating in excess of $10.67 billion. The Manager acts as manager or administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

     New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund

     On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

     MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

     NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through fifteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Reich & Tang Capital Management, Reich & Tang Funds, Snyder Capital Management, Vaughan, Nelson, Scarborough & McConnell, Inc. and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

     The merger between The New England and MetLife resulted in an "Assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an Assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to February 28, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each March 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

     The Investment Management Contract was approved by a majority of the shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

     The merger and the change in control of the Manager is not expected to have
any  impact  upon  the  Manager's   performance  of  its   responsibilities  and
obligations under the Investment Management Contract.


     Pursuant to the new Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. In addition to its fees under the new Investment Management Contract, Reich & Tang Distributors L.P., the Distributor, receives a service fee equal to
 .20% per annum of the Fund's average daily net assets under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager and the Distributor may be used to provide shareholder and administrative services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


     Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with personnel to: (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager at its discretion may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)

--------------------------------------------------------------------------------
                           DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------

     The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, all shares will be voted on in the aggregate except if voting by Class is required by law or the matter involved affects only one class, in which case shares will be voted on separately by Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

     The Fund is subdivided into two classes of stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same Class of a Fund that participates in an exchange privilege with the Fund. (See "Exchange Privilege" herein.) Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.


     Under its Articles of Incorporation the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

     The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.
--------------------------------------------------------------------------------
                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS
--------------------------------------------------------------------------------
     The Fund is a no-load, open-end, non-diversified, management investment company whose investment objectives are to provide investors with a money market portfolio from which the interest income is exempt from regular Federal, and to the extent possible, New York State and New York City income taxes, preservation of capital, maintenance of liquidity and relative stability of principal. There can be, of course, no assurance that the Fund will achieve its investment objectives.

     The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the U.S., and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") and in participation certificates in such obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, or by or on behalf of Puerto Rico or other U.S. possessions or territories or their political subdivisions, the interest on which is exempt from regular Federal income tax under section 103 of the Code and cannot be taxed by any state under Federal law, ("New York Municipal Obligations"), will be exempt under current law from regular Federal, New York State and New York City personal income taxes.

     Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest" dividends may be subject to the Federal alternative minimum tax. To the extent suitable New York Municipal Obligations are not available for investment by the

Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from Federal income tax but will be subject to New York State and New York City personal income taxes. Except when acceptable securities are unavailable for investment by the Fund as determined by the Manager, the Fund will invest at least 65% of its total assets New York Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets for temporary purposes from banks. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to Federal, state and local income tax, including securities the interest of which is subject to the federal alternative minimum tax. The Fund expects to invest more than 25% of its assets in participation certificates purchased from banks in New York Municipal Obligations, including industrial revenue bonds. In view of this "concentration" in bank participation certificates in New York Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


     The Fund may only purchase Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors), (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories, and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes, or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "SP-1AA" by S&P and "VMIG-1" by Moody's. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that Municipal Obligations which are backed by the credit of the Federal government (the interest on which is not exempt from Federal income taxation) will be considered to have a rating equivalent to Moody's "Aaa."


     Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

     In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7, or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

     All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

     In view of the "concentration" of the Fund in bank participation certificates in New York Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

     As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of each such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

     The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Over the long term, New York State and New York City face serious potential economic problems. The State has long been one of the wealthiest states in the nation. For decades, however, the state economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. For additional information, please refer to "Special Factors Affecting New York" in the Statement of Additional Information. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including the participation certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term New York Municipal Obligations. For additional information, please refer to the Statement of Additional Information.
--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

     The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


--------------------------------------------------------------------------------
                       HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
HOW TO BUY SHARES


     You can purchase shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EKD. The minimum initial investment is $1,000 which may be waived in certain situations. There is no minimum for subsequent investments. In states where EKD is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered. Only Evergreen Shares are offered through this Prospectus. Instructions on how to purchase shares of the Fund are set forth in the Share Purchase Application.


Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's Manager incurs. If such investor is an existing shareholder, the Fund may redeem shares from his or her account to reimburse the Fund or the Fund's Manager for any loss. In addition, such investors may be prohibited or restricted from making further purchase in any of the Evergreen mutual funds.

HOW TO REDEEM SHARES

     You may "redeem", i.e., sell your shares in the Fund to the Fund on any Fund Business Day, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street Bank and Trust Company ("State Street") which is the registrar, transfer agent and dividend disbursing agent for the Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

     Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street at 800-423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each Fund Business Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach State Street by telephone should follow the procedures outlined above for redemption by mail.

     The telephone redemption service is not available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank. State Street currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of telephone instructions. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephone requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.

Redemptions by Check. Upon request, the Fund will provide holders of Evergreen shares, without charge, with checks drawn on the Fund that will clear through State Street. Shareholders will be subject to State Street's rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from State Street.) When such a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by State Street if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to State Street for payment.

     Shareholders wishing to use this method of redemption should fill out the appropriate part of the Share Purchase Application (including the Signature
Card) and mail the completed form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827. Shareholders requesting this service after an account has been opened must contact State Street since additional documentation will be required. Currently there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     The Fund offers the following shareholder services. For more information about these services or your account, contact EKD or the toll-free number on the front of this Prospectus. Some services are described in more detail in the Share Purchase Application.


Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $25,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account two business days after the request is received.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designated a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business

Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realizable capital gains.

Investments Through Employee Benefit and Savings Plan. Certain qualified and non-qualified benefit and savings plans may make shares of the Fund and the other Evergreen mutual funds available to their participants. Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the last business day of each month, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income), including: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

     The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions.

     In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

     Shares will be issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order at the net asset value per share next determined after receipt of the purchase order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any subscription for its shares.

     Shares are issued as of 12 noon, Eastern time, on any Fund Business Day as defined herein on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

     There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

     Redemption requests received by the Fund's transfer agent before 12 noon, Eastern time, on any day on which the New York Stock Exchange, Inc. is open for trading become effective at the net asset value per share determined at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. Redemption requests received after 12 noon will result in a share redemption on the following Fund Business Day.

     The Fund has reserved the right to close an account that through redemptions has remained below $1,000 for 30 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

     The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

EFFECT OF BANKING LAWS

     The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund management's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.
--------------------------------------------------------------------------------
                          DISTRIBUTION AND SERVICE PLAN
--------------------------------------------------------------------------------

     Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a Distribution and Service Plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with Reich & Tang Distributors L.P. (the "Distributor") and a Shareholder Servicing Agreement with the Distributor and the Manager (with respect to Class A shares only).


     Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor

     Under the Distribution Agreement, the Distributor for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


     For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund a service fee equal to .20% per annum of the Class A shares average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of Fund shares and for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from participating organizations and, therefore will not be assessed a shareholder servicing fee.

     The Plan and the Shareholder Servicing Agreement provides that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses not to exceed in the aggregate .05% per annum of the Fund's average daily net assets, including the cost of dedicated lines and CRT terminals, incurred by the Manager, Distributor and Participating Organizations in carrying out their respective obligations under the Shareholder Servicing Agreement with respect to Class A shares, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

     The Plan and the Shareholder Servicing Agreement provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A shares Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation
and  printing  of  brochures  and  other  promotional  materials,   mailings  to
prospective shareholders, advertising and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under the new Investment Management Contract, the Shareholder Servicing Agreement or the Administrative Services Contract in effect for that year.

     For the fiscal year ended April 30, 1997, the total amount spent pursuant to the Plan was .35% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Manager, pursuant to the Shareholder Servicing Agreement and an amount representing .15% of the average daily net assets was paid by the Manager (which may be deemed an indirect payment by the Fund). Of the total amount paid by the Distributor, $974,724 was utilized for Broker assistance payments, $12,996 for compensation to sales personnel, $2,885 for travel and expenses, $15,581 for Prospectus printing and $232 on miscellaneous expenses.

--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     The Fund has elected to qualify under the Code and under New York law as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner dividends derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to the Federal alternative minimum tax. (See "Federal Income Taxes" in the Statement of Additional Information.) Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains and thus does not contemplate distributing "capital gains dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Further, a corporation will be required to include in alternative minimum taxable income 75% of the amount by which its adjusted current earnings (including generally, tax-exempt interest) exceeds its alternative minimum taxable income (determined without this tax item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax-exempt interest. Although the Fund intends to maintain a $1.00 per share net asset value, a Shareholder may realize a taxable gain or loss upon the disposition of shares.


     With respect to the variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

     The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion does not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes. Shareholders should consult their own tax advisors about the status of distributions from the Fund in their own states and localities.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------
     The Fund was incorporated under the laws of the State of Maryland on January 31, 1984 and it is registered with the Securities and Exchange Commission as a non-diversified, open-end, management investment company.

     The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.


     As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of shareholders entitled to cast not less than 67% in interest of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


     For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The registration statement and the exhibits thereto may be examined at the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.
--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value of each Class of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

--------------------------------------------------------------------------------
                          CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------
     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the Evergreen shares of the Fund. The Fund's transfer agent and the Fund's custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Distributor
Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169

For further information, contact the Fund at 2500 Westchester Avenue Purchase, New York 10577



537623 (REV01)
9/97

--------------------------------------------------------------------------------
VICTORY SHARES OF                               For current yield, purchase, and
NEW YORK DAILY TAX FREE                         redemption information call
INCOME FUND, INC.                               800-KEY-FUND (800-539-3863)
================================================================================
PROSPECTUS
September 1, 1997

New York Daily Tax Free Income Fund, Inc. (the "Fund") is a money market fund designed for investors who desire interest income exempt from regular Federal, and to the extent possible, New York State and New York City income taxes and preservation of capital, liquidity and stability of principal by investing in a professionally managed, non-diversified portfolio of high quality, short-term municipal obligations. No assurance can be given that these objectives will be achieved. The Fund offers two classes of shares to the general public, however only Class A shares are offered by this Prospectus ("The Victory Shares"). The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or Distributor. In all other respects, the Class A and Class B shares represent the same interests in the income and assets of the Fund. See "Description of Common Stock". The Fund is concentrated in the securities issued by the State of New York (the "State") or entities within the State and may invest a significant percentage of its assets in a single issuer, therefore an investment in the Fund may be riskier than an investment in other types of money market funds. This Prospectus relates exclusively to the Victory Shares class of the Fund.

This Prospectus sets forth concisely the information about the Fund that prospective investors will find helpful in making their investment decisions. Additional Information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Fund. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a website (http.//www.sec.gov.) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.

Reich & Tang Asset Management L.P. acts as the investment manager of the Fund and Reich & Tang Distributors L.P. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

Investors  should be aware that the Victory  Shares may not be  purchased  other than through certain securities dealers with whom Key Trust Company ("Key Trust"), or its affiliates, have entered into agreements for this purpose, directly from Key Trust, or its affiliates or through "Participating Organizations" (see "Investments through Participating Organizations") with whom they have accounts. Victory Shares have been created for the primary purpose of providing a New York tax-free money market fund product for shareholders of The Victory Portfolios ("The Victory Fund's") and clients of KeyCorp., and its affiliates. Shares of the Fund other than the Victory Shares are offered pursuant to a separate prospectus.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND INTENDS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE ALTHOUGH THERE CAN BE NO ASSURANCE THAT THIS VALUE WILL BE MAINTAINED.

SHARES OF THE FUND ARE:
          NOT INSURED BY THE FDIC;
          NOT DEPOSITS OR OTHER  OBLIGATIONS  OF, OR GUARANTEED  BY, ANY KEYCORP
             BANK,  ANY OF ITS  AFFILIATES,  OR ANY OTHER BANK; AND
          SUBJECT TO  INVESTMENT  RISKS,  INCLUDING  POSSIBLE  LOSS OF THE
                        PRINCIPAL AMOUNT INVESTED. THIS PROSPECTUS SHOULD BE READ AND RETAINED BY INVESTORS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.


                                             Table of Contents


Table of Fees and Expenses.............................        Subsequent Purchases of Shares.........................
Financial Highlights...................................        Redemption of Shares...................................
Introduction...........................................        Exchange Privilege.....................................
Management of The Fund.................................     Distribution and Service Plan.............................
Description of Common Stock............................     Federal Income Taxes......................................
Investment Objectives, Policies and Risks..............     General Information.......................................
Dividends and Distributions............................     Net Asset Value...........................................
How to Purchase and Redeem Shares......................     Custodian and Transfer Agent..............................
   Investment Through Participating Organizations......
   Initial Purchases of Victory Shares.................

                           TABLE OF FEES AND EXPENSES

  Annual Fund Operating Expenses
  (as a percentage of average net assets)   Class A Shares        Class B Shares
         Management Fees                          .30%                      .30%
         12b-1 Fees                               .20%                       --
         Other Expenses                           .32%                      .32%
             Administrative Services Fee   .21%                      .21%
                                                 -----                     -----
         Total Fund Operating Expenses            .82%                      .62%

  You would pay the following expenses
  on a $1,000 investment, assuming
  5% annual return (cumulative through the end of each year):

                       1 year      3 years      5 years    10 years
                       ------      -------      -------    --------
    Class A             $8          $26         $46       $101
    Class B             $6          $20         $35        $77

The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. THE FIGURES REFLECTED IN THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

                              FINANCIAL HIGHLIGHTS

The following selected financial information of New York Daily Tax Free Income Fund, Inc. has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.

Class A                                               Year Ended April 30,
                                               1997    1996    1995    1994    1993    1992   1991    1990     1989     1988
                                               ----    ----    ----    ----    ----    ----   ----    ----     ----     ----

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year            $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00
                                              ------  ------  ------  -----   ------  -----   -----   -----    ------  ------
Income from investment operations:
  Net investment income.........               0.028   0.030   0.027   0.018   0.023   0.037  0.048    0.053    0.047   0.040
Less distributions:
Dividends from net investment income           0.028   0.030   0.027   0.018   0.023   0.037  0.048    0.053    0.047   0.040
                                               ------  ------  -----   ------  -----   -----  ------  ------    ------  ------
Net asset value, end of year....              $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00    $1.00   $1.00
                                              ======  ======  ======  ======  =====   ======  ======  ======   ======  ======
Total Return....................               2.80%   3.08%   2.74%   1.84%   2.28%   3.73%   4.92%   5.48%    4.86%   4.01%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)   $323,746 $283,368 $254,422 $218,348 $210,486 $202,291 $191,622 $211,662 $181,060 $226,115
Ratios to average net assets:
  Expenses....................                 0.82%   0.84%*  0.87%   0.89%   0.89%   0.87%   0.82%+  0.77%+   0.80%+  0.79%+
  Net investment income.......                 2.76%   3.02%   2.71%   1.82%   2.25%   3.63%   4.82%+  5.32%+   4.73%+  3.96%+

*  Includes expense offsets.

+ Net of management and shareholder servicing fees waived equivalent to .07%, .10%, .02%, and .02% of average net assets.

                                                        October 10, 1996
  CLASS B                                          (Commencement of Sales) to
                                                         April 30, 1997
  Per Share Operating Performance:
  (for a share outstanding throughout the period)
  Net asset value, beginning of period......                $ 1.00
                                                            ------
  Income from investment operations:
    Net investment income...................                  0.017
  Less distributions:
    Dividends from net investment income....                ( 0.017)
                                                             ------
  Net asset value, end of period............               $  1.00
                                                           =======
  Total Return..............................                  3.02%*
  Ratios/Supplemental Data
  Net assets, end of period (000)...........                     7
  Ratios to average net assets:
    Expenses ...............................                  0.62%*
    Net investment income...................                  2.99%*
*    Annualized

INTRODUCTION

New York Daily Tax Free Income Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end, management investment company that seeks to provide its investors with a liquid money market portfolio from which the interest income is, under current law, exempt from regular Federal, and to the extent possible, New York State and New York City personal income taxes, preservation of capital, liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the State of New York and its political subdivisions and of Puerto Rico or other U.S. territories, and their political subdivisions, the interest on which is exempt from regular Federal income tax under Section 103 of the Internal Revenue Code (the "Code") and cannot be taxed by any state under Federal law as described under "Investment Objectives, Policies and Risks" herein. The Fund also will invest in municipal securities of issuers located in states other than New York, the interest income on which will be exempt from regular Federal income tax, but will be subject to New York State and New York City personal income tax for New York residents. Although the Fund does not intend to do so, it reserves the right to invest up to 20% of the value of its net assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. No assurance can be given that these objectives will be achieved.


The Fund's investment manager is Reich & Tang Asset Management L.P. (the "Manager") which is a registered investment adviser and which currently acts as manager or administrator to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors L.P. (the "Distributor"), and the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan".)


The Fund intends that its investment portfolio will be concentrated in New York Municipal Obligations and bank participation certificates therein. A summary of recent financial and credit developments and special risk factors affecting New York State and New York City is set forth under "Special Factors Affecting New York" in the Statement of Additional Information. Investment in the Fund should be made with an understanding of the risks which an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations hereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, one for each of the Fund's separate investment portfolios that may be created in the future.

Victory Shares have been created for the primary purpose of providing a New York tax-free money market fund product for shareholders or persons qualified to buy shares of The Victory Funds (see "Investments in Participating Organizations" herein.) Victory Shares are identical to other shares of the Fund, which are offered pursuant to a series of prospectuses, with respect to investment objectives and yield, but differ with respect to certain other matters. For example, shareholders who hold other shares of the Fund may not participate in the exchange privilege described herein and have different arrangements for redemptions by check.

MANAGEMENT OF THE FUND

The Fund's Board of Directors which is responsible for the overall management and supervision of the Fund, has employed Reich & Tang Asset Management L.P. (the "Manager") to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.


The Manager is a Delaware limited partnership with its principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at July 31, 1997, investment manager, adviser or supervisor with respect to assets aggregating in excess of $10.67 billion. The Manager acts as manager or administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a

Massachusetts corporation, serves as the sole general partner of NEICLP. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.



On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through fifteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Reich & Tang Capital Management, Reich & Tang Funds, Snyder Capital Management, Vaughan, Nelson, Scarborough & McConnell, Inc. and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The merger between The New England and MetLife resulted in an "Assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an Assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to February 28, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each March 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The  Investment   Management   Contract  was  approved  by  a  majority  of  the
shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the Investment Management Contract.


Pursuant to the new Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

Pursuant to the new Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. In addition to its fees under the new Investment Management Contract, Reich & Tang Distributors L.P., the Distributor, receives a service fee equal to .20% per annum of the Fund's average daily net assets under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager and the Distributor may be used to provide shareholder and administrative services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with personnel to: (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Fund pays the Manager the costs of such personnel at rates which must be agreed upon between the Fund and the Manager and provided that no payments shall be made for any services performed by any officer of the general partner of the Manager or its affiliates. The Manager at its discretion may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares (See "Distribution and Service Plan" herein).


DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, all shares will be voted on in the aggregate except if voting by Class is required by law or the matter involved affects only one class, in which case shares will be voted on separately by Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of stock, Class A and Class
B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same Class of a Fund that participates in an exchange privilege with the Fund. (See "Exchange Privilege" herein.) Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.


Under its Articles of Incorporation the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

Victory Shares have been created for the primary purpose of providing a New York tax-free money market fund product for shareholders or persons qualified to buy shares of The Victory Funds (see "Investments in Participating Organizations" herein). Victory Shares are identical to other shares of the Fund, which are offered pursuant to a series of prospectuses, with respect to investment objectives and yield, but differ with respect to certain other matters. For example, shareholders who hold other shares of the Fund may not participate in the exchange privilege described herein and have different arrangements for redemptions by check.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Fund is a no-load, open-end, non-diversified, management investment company whose investment objectives are to provide investors with a money market portfolio from which the interest income is exempt from regular Federal, and to the extent possible, New York State and New York City income taxes, preservation of capital, maintenance of liquidity and relative stability of principal. There can be, of course, no assurance that the Fund will achieve its investment objectives.

The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") and in participation certificates in such obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, or by or on behalf of Puerto Rico or other U.S. possessions or territories or their political subdivisions, the interest on which is exempt from regular Federal income tax under Section 103 of the Code and cannot be taxed by any state under Federal law, ("New York Municipal Obligations"), will be exempt under current law from regular Federal, New York State and New York City personal income taxes.

Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest" dividends may be subject to the Federal alternative minimum tax. To the extent suitable New York Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from Federal income tax but will be subject to New York State and New York City personal income taxes. Except when acceptable securities are unavailable for investment by the Fund as determined by the Manager, the Fund will invest at least 65% of its total assets in New York Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets for temporary purposes from banks. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to Federal, state and local income tax, including securities the interest of which is subject to the federal alternative minimum tax. The Fund expects to invest more than 25% of its assets in participation certificates purchased from banks in New York Municipal Obligations, including industrial revenue bonds. In view of this "concentration" in bank participation certificates in New York Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation
Certificates" in the Statement of Additional Information.) The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories; and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes, or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "SP-1AA" by S&P and "VMIG-1" by Moody's. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that Municipal Obligations which are backed by the credit of the Federal government (the interest on which is not exempt from Federal income taxation) will be considered to have a rating equivalent to Moody's "Aaa."


Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7, or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand  instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

In view of the "concentration" of the Fund in bank participation certificates in New York Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of each such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, is dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Over the long term, New York State and New York City face serious potential economic problems. The State has long been one of the wealthiest States in the nation. For decades, however, the state economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. For additional information, please refer to "Special Factors Affecting New York" in the Statement of Additional Information. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including the participation certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term New York Municipal Obligations. For additional information, please refer to the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash or has elected to reinvest distributions in shares of The Victory Funds.

The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


HOW TO PURCHASE AND REDEEM SHARES

Investors may invest in Victory Shares through Key Trust, its affiliates, or through dealers with whom Key Trust or its affiliates have entered into agreements for this purpose as described herein and those who have accounts with Participating Organizations may invest in Victory Shares through their Participating Organizations. (See "Investment Through Participating Organizations" herein.) The minimum initial investment in Victory Shares is $500. The minimum amount for subsequent investments is $25 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

The Fund sells and redeems its shares on a continuing basis at net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent which accepts orders for purchases and redemptions from Participating Organizations, Key Trust and its affiliates, and from dealers with whom Key Trust, or its affiliates have entered into agreements for this purpose.

In order to maximize earnings on its Portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept an account application or invest an investor's payment in portfolio securities until the payment is converted into Federal Funds.

Shares will be issued as of the first determination of the Fund's net asset value per share made after receipt of the investor's account application. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 12 noon, Eastern time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day on which shares are issued to an investor.

There is no redemption charge, no minimum period of investment, no minimum amount for redemption and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check unless specified otherwise. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption, only if the account was coded "reinvest" otherwise dividends are paid out the next time the normal distribution date occurs.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days, after shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Redemption requests received by the Fund's transfer agent before 12 noon, Eastern time, on any day on which the New York Stock Exchange, Inc. is open for trading become effective at the net asset value per share determined at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. Redemption requests received after 12 noon will result in a share redemption on the following Fund Business Day.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 60 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase the total net asset value to the minimum amount and thereby avoid such mandatory redemption.

The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, is a taxable gain or loss to the investor.

INVESTMENT THROUGH PARTICIPATING ORGANIZATIONS

Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Manager with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Victory Shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Victory Shares owned by each customer as of the statement closing date, purchases and redemptions of Victory Shares by each customer during the period covered by the statement and the income earned by Victory Shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Victory Shares).

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Victory Shares may be purchased and redeemed through the Participating Organization.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. It is the Fund management's position, however, that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. This is an unsettled area of the law, however, and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

Orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, with accompanying Federal Funds will result in the issuance of shares on that day. Orders received by the Fund's transfer agent after 12 noon with accompanying Federal Funds will result in the issuance of shares on the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Purchases of Victory Shares

Mail

A completed and signed application is required to invest in Victory Shares. Additional paperwork may be required from corporations, associations and certain fiduciaries. Contact the Fund's Servicing Agent, Boston Financial Data Services toll free at 1-800-539-3863 for instructions and to obtain an account application and other materials.

Investors may send a check made payable to "The Victory Funds" along with a completed application to:

  The Victory Funds
   c/o Boston Financial Data Services
  P.O. Box 8527
  Boston, MA 02266-8527

Checks are accepted subject to collection at full value in United States currency. Third party checks will not be accepted. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase will not be accepted until the Fund receives Federal Funds.

Bank Wire

To purchase shares of Victory Shares using the wire system for transmittal of money among banks, investors should first obtain a new account number (initial purchase only) and a wire control number by calling the Fund's Servicing Agent, at 1-800-539-3863 and then instruct a member commercial bank to wire their money immediately to:

  State Street Bank & Trust Co.
  ABA # 011000028
  for credit to DDA# 9905-201-1
  for further credit to:
  Victory Account #
  wire control #

The investor should then promptly complete and mail the account application.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, Eastern time, on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS AT 1-800-539-3863 TO OBTAIN A WIRE CONTROL NUMBER.

Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

  The Victory Funds
  c/o Boston Financial Data Services
  P.O. Box 8527
  Boston, MA 02266-8527

There is a $25 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number and name. Provided that the information on the account application on file with the Fund is still applicable, a shareholder may reopen an account without filing a new account application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund's transfer agent of the redemption order. Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be made unless the check (including a certified or cashier's check) used to purchase the shares has been cleared for payment by the investor's bank and converted into Federal Funds. A bank check is currently considered by the Fund to have cleared within 15 days after it is deposited by the Fund.

A shareholder's original account application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original account application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

  The Victory Funds
  c/o Boston Financial Data Services
  P.O. Box 8527
  Boston, MA 02266-8527

All written requests for redemption must be signed by the shareholder. A signature guaranteed is required if you wish to redeem more than $25,000 worth of shares; if your account registration has changed within the last 60 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner(s); or if the redemption proceeds are being transferred to another account of The Victory Funds with a different registration. A signature guarantee may not be provided by a Notary Public. Banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies and savings associations should be able to provide a signature guarantee. Normally the redemption proceeds are paid by check mailed to the shareholder of record.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the Fund account or in a subsequent written authorization. The Fund may accept telephone redemption requests from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund and its agents will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and may require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

A shareholder making a telephone withdrawal should call the Fund's Servicing Agent at 1-800-539-3863 and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, Eastern time and on the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Exchange Privilege

Shareholders of Victory Shares are entitled to exchange some or all of their shares in the Fund for shares of The Victory Funds. Currently the exchange privilege program has been established between the Fund and The Victory Funds.

There is presently no administrative charge for the exchange privilege or limitation as to frequency of exchange, but the right to impose such a charge is reserved. Shares are exchanged at their respective net asset values, and any applicable sales charge.

The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. When an exchange of all the Victory Fund shareholder's shares is made, all declared but unpaid distributions shall also be invested in the fund exchanged into, unless the shareholder otherwise specifies at the time the exchange is requested or unless cash payment has been elected under the dividend payment options.

Investors should note that exchange transactions actually involve the redemption of Victory Shares in one fund and an investment of the redemption proceeds into the other fund.

An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

  The Victory Funds
   c/o Boston Financial Data Services
  P.O. Box 8527
  Boston, MA 02266-8527

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege upon 60 days notice.

DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a Distribution and Service Plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with Reich & Tang Distributors L.P. (the "Distributor") and a Shareholder Servicing Agreement with the Distributor and the Manager (with respect to Class A shares only).


Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.

Under the Distribution Agreement, the Distributor for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any applications and orders will not be binding on the Fund until accepted by the Fund as principal.

For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund a service fee equal to .20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of Fund shares and for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from participating organizations and, therefore will not be assessed a shareholder servicing fee.

The Plan and the Shareholder Servicing and Administration Agreement provides that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses not to exceed in the aggregate .05% per annum of the Fund's average daily net assets, including the cost of dedicated lines and CRT terminals, incurred by the Manager, Distributor and Participating Organizations in carrying out their respective obligations under the Shareholder Servicing and Administration Agreement and the Shareholder Servicing Agreements with respect to Class A shares and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing account application forms for shareholder accounts.

The Plan and the Shareholder Servicing Agreement provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under the new Investment Management Contract the Shareholder Servicing Agreement or the Administrative Services Contract in effect for that year.

For the fiscal year ended April 30, 1997, the total amount spent pursuant to the Plan was .35% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Manager, pursuant to the Shareholder Servicing Agreement and an amount representing .15% of the average daily net assets was paid by the Manager (which may be deemed an indirect payment by the Fund). Of the total amount paid by the Distributor, $974,724 was utilized for Broker assistance payments, $12,996 for compensation to sales personnel, $2,885 for travel and expenses, $15,581 for Prospectus printing and $232 on miscellaneous expenses.

FEDERAL INCOME TAXES

The Fund has elected to qualify under the Code and under New York law as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner dividends derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to the Federal alternative minimum tax. (See "Federal Income Taxes" in the Statement of Additional Information.) Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains and thus does not contemplate distributing "capital gains dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Further, a corporation will be required to include in alternative minimum taxable income 75% of the amount by which its adjusted current earnings (including generally, tax-exempt interest) exceeds its alternative minimum taxable income (determined without this tax item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax-exempt interest. Although the Fund intends to maintain a $1.00 per share net asset value, a Shareholder may realize a taxable gain or loss upon the disposition of shares.


With respect to the variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel. (See "Federal Income Taxes" in the Statement of Additional Information.)

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion does not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes. Shareholders should consult their own tax advisors about the status of distributions from the Fund in their own states and localities.

GENERAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on January 31, 1984 and it is registered with the Securities and Exchange Commission as a non-diversified, open-end, management investment company.

The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of shareholders entitled to cast not less than 67% in interest of all votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.

NET ASSET VALUE


The net asset value of each Class of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

CUSTODIAN, TRANSFER AGENT AND SERVICING AGENT


State Street Bank and Trust Company, the Fund's transfer agent, subcontracts all services to Boston Financial Data Services. Boston Financial Data Services, P.O. Box 8527, Boston, Massachusetts 02266-8527 is the Fund's servicing agent for the Victory shares of the Fund. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 is custodian for its cash and securities. The Fund's transfer agent, servicing agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

--------------------------------------------------------------------------------
NEW YORK
DAILY TAX FREE                             600 FIFTH AVENUE, NEW YORK, NY 10020
INCOME FUND, INC.                          (212) 830-5220
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
            Relating to the New York Daily Tax Free Income Fund, Inc.
                                     and the
           Victory Shares of New York Daily Tax Free Income Fund, Inc.
                                     and the

          Evergreen Shares of New York Daily Tax Free Income Fund, Inc.
                      Prospectuses dated September 1, 1997

This Statement of Additional Information, although not in itself a Prospectus, expands upon and supplements the information contained in the current Prospectus of New York Daily Tax Free Income Fund, Inc., Victory Shares of New York Daily Tax Free Income Fund, Inc., and Evergreen Shares of New York Daily Tax Free Income Fund, Inc., (each the "Fund") and should be read in conjunction with the respective Prospectus. The Fund's Prospectus may be obtained from any Participating Organization or by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the respective Prospectus in its entirety.

If you wish to invest in Victory Shares of the Fund you should obtain a separate prospectus by writing to The Victory Funds, c/o Boston Financial Data Services, P.O. Box 8527, Boston, Massachusetts 02266-8527 or by calling (800) KEY-FUND.

If you wish to invest in Evergreen Shares of the Fund you should obtain a separate prospectus by writing to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 or by calling (800) 807-2840.

                                Table of Contents
-----------------------------------------------------------------------------------------------------------------------


 Investment Objectives................................      Yield Quotations.......................................
    Policies and Risks................................      Manager ..................................................
Description of Municipal Obligations..................      Management of the Fund....................................
    Variable Rate Demand Instruments                                    Compensation Table............................
         and Participation Certificates...............          Counsel and Auditors..................................
    When-Issued Securities............................      Distribution and Service Plan.............................
    Stand-by Commitments..............................      Description of Common Stock...............................
Taxable Securities....................................      Expense Limitation........................................
    Repurchase Agreements.............................      Federal Income Taxes......................................
Special Factors Affecting New York....................      Custodian, Transfer Agent and Dividend Agent..............
Investment Restrictions................................     Description of Ratings....................................
Portfolio Transactions.................................     Taxable Equivalent Yield Table............................
How to Purchase and Redeem Shares......................     Independent Auditors Report...............................
Net Asset Value........................................     Financial Statements......................................


-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------
As stated in the Prospectus, the Fund is a no-load, open-end, non-diversified, management investment company whose investment objective is to provide investors with a liquid, money market portfolio from which the interest income is exempt from regular Federal, and to the extent possible, New York State and New York City income taxes along with preservation of capital, maintenance of liquidity and relative stability of principal. The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.


The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") and in participation certificates in such obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, or by or on behalf of Puerto Rico or other U.S. possessions or territories and their political subdivisions, the interest on which is exempt from regular Federal income tax under Section 103 of the Internal Revenue Code (the "Code") and cannot be taxed by any state under Federal law ("New York Municipal Obligations"), will be exempt from regular Federal, New York State and New York City personal income taxes. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest" dividends may be subject to the Federal alternative minimum tax. To the extent suitable New York Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the interest income on which will be exempt from regular Federal income tax but will be subject to New York State and New York City personal income taxes. Except when acceptable securities are unavailable for investment by the Fund as determined by the Manager, the Fund will invest at least 65% of its assets in New York Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at a $1.00 per share of each Class. There can be no assurance that this value will be maintained. The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements.


Although the Fund will attempt to invest 100% of its assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to Federal, state and local income tax. The Fund expects to invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other New York Municipal Obligations. In view of this "concentration" in bank participation certificates in New York Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail (see "Variable Rate Demand Instruments and Participation Certificates" herein). The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors), (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories, and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by

S&P's or "Prime-1" and "Prime-2" by Moody's, in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "SP-1/A" by S&P and "VMIG-1" by Moody's. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that Municipal Obligations which are backed by the credit of the Federal government will be considered to have a rating equivalent to Moody's "Aaa". (See "Description of Ratings" herein.)


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of each issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used in this Statement of Additional Information, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates" herein.

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the participation certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at anytime to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with investment restriction number 6 (herein), the Fund is permitted to invest up to 10% of the portfolio in high quality, short term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of New York issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other Federal tax-exempt, and to the extent possible, New York State and New York City tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissible under Rule 2a-7 under the 1940 Act.

Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (1) is in default, (2) ceases to be an Eligible Security, or (3) there is a determination that it no longer presents minimal credit risks, the Fund will dispose of the Municipal Obligation absent a determination by the Fund's Board of Directors that disposal of the Municipal Obligation would not be in the best interests of the Fund. In the event that the Municipal Obligation is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation. Certain Municipal Obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the United States Government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

Variable Rate Demand Instruments
and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised either at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days and the adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risk. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may only purchase variable rate demand instruments only if
(i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security, or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase participation certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A participation certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on terms of participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or
(3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee where applicable and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the Fund's expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above. (See "Federal Income Taxes" herein.)

In view of the "concentration" of the Fund in bank participation certificates in New York Municipal Obligations, secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities
--------------------------------------------------------------------------------
* Prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

The recent period has seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand participation certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the Municipal Obligations, the Municipal Obligations could no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an eligible security, it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio would not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment was acquired.

The Fund would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not meet the eligibility criteria, only where the issuer of the stand-by commitment has received a rating which meets the eligibility criteria or, if not rated, presents a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. In those cases in which the Fund paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments would not affect the dollar weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation. (See "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its net assets in Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below, the interest income on which is subject to Federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States Government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Security at the time of acquisition; (3) certificates of deposit of domestic banks with assets of $1 billion or more;

and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

SPECIAL FACTORS AFFECTING NEW YORK

This summary is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. The information set forth below is derived from the official statements and/or preliminary drafts of preliminary statements prepared in connection with the issuance of New York State and New York City municipal bonds. As stated previously, the Fund will invest only in securities that are rated high quality by either of the major rating services or that are unrated but are determined to be of comparable quality by the Fund's Board of Directors on the basis of credit enhancement features such as letters of credit, guarantees or insurance.

Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or to not locate within, the State.

Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

New York City. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and publishing.


The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, however, economic growth slowed in calendar year 1995, and thereafter improved during calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000, with moderating job growth and wage increases.


For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1996-1997 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

New York State and its Authorities. The State Financial Plan is based on a projection by the State Division of the Budget ("DOB") of national and State economic activity. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

In its Mid-Year Update the State revised its forecast of national and State economic activity through the end of calendar year 1997 to reflect the stronger-than-expected growth in the first half of 1996. The national economic forecast has been changed slightly from the initial forecast on which the original 1996-97 State Financial Plan was based. The revised forecast projects real Gross Domestic Product growth in the nation of 2.5 percent for 1996 and 2.4 percent in 1997. The inflation rate is expected to be 3.0 percent in 1996 and
2.9 percent in 1997. The annual rate of job growth is expected to slow gradually to about 1.8 percent in 1997, down from 2.2 percent in 1996. Growth in personal income and wages are expected to slow accordingly.

The State economic forecast has been changed slightly from the one formulated with the July 1996-97 State Financial Plan. Moderate growth is projected to continue through the second half of 1996, with employment, wages and incomes continuing their modest rise. Personal income is projected to increase by 5.2 percent in 1996 and 4.7 percent in 1997, reflecting robust projected wage growth fueled in part by financial sector bonus payments. Overall employment growth will continue at a modest rate, reflecting the slowdown in the national economy, continued spending restraint in government, and restructuring in the health and financial sectors.

The forecast for continued moderate growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust.
Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely form time to time.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projection.

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Actual receipts through the first two quarters of the 1996-97 State fiscal year reflect stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $276 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year have been increased by $420 million. Most of this projected increase is in the yield of the personal income tax ($241 million), with additional increases now expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees have been revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings are included in the Mid-Year Update from this slower-than-expected spending. Projections of 1996-97 General Fund disbursements are increased by $120 million, since increased General Fund disbursements for education are required to replace a projected decrease in lottery receipts. This modification is shown in the form of an increased transfer of General Fund monies to the Lottery Fund in the Special Revenue fund type. The projected closing fund balance in the General Fund of $337 million reflects a balance of $252 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a deposit of $85 million to the Contingency Reserve Fund.

Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced it's ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued it's negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on August 5, 1996, confirmed its A- rating. On January 6, 1992, Moody's reduced it's ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 26, 1996, Moody's reconfirmed its A rating on the State's general obligation long- term indebtedness.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund may not:

1. Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" or any other form of Federal tax-exempt investment which meets the Fund's quality criteria, as determined by the Board of Directors and which is consistent with the Fund's objectives and policies.

2. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's total net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" herein.

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.

11. Invest in securities of other investment companies, except the Fund (i) may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) may purchase securities as permitted by section 12(d) of the 1940 Act.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

PORTFOLIO TRANSACTIONS

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal underwriter. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference. The national and local holidays on which the Fund will be closed and shares may not be purchased or redeemed are the following: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

NET ASSET VALUE


The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) for such Class by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Investment Objectives, Policies and Risks" herein.)


YIELD QUOTATIONS

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the Securities and Exchange Commission. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00) is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent). For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: The unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1)365/7 - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its taxable equivalent yield. The tax equivalent yield is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information, computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt. The taxable equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a taxable equivalent yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. (See "Taxable Equivalent Yield Table" herein.)


The Fund's Class A shares yield for the seven day period ended July 31, 1997 was 2.93%, which is equivalent to an effective yield of 2.97%. The Fund's Class B shares yield for the seven-day period ended July 31, 1997 was 3.15% which is equivalent to an effective yield of 3.20%.


MANAGER

The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at July 31, 1997, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $10.67 billion. In addition to the Fund, the Manager acts as investment manager and administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. Reich & Tang Asset Management L.P. has succeeded NEICLP as the Manager of the Fund.

On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc. a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through fifteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients . Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Reich & Tang Capital Management, Reich & Tang Funds, Snyder Capital Management., Vaughan, Nelson, Scarborough & McConnell, Inc. and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to February 28, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each March 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The new Investment Management Contract was approved by a majority of the shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.


The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the new Investment Management Contract.

Pursuant to the new Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Fund pays the Manager for such personnel and for rendering such services at rates which must be agreed upon by the Fund and the Manager, provided that the Fund does not pay for services performed by any such persons who are also officers of Reich & Tang, Inc. It is intended that such rates will be the actual costs of the Manager.


The new Investment Management Contract was most recently approved on March 5, 1996 by the Board of Directors, including a majority of directors who are not interested persons (as defined in the 1940 Act), of the Fund or the Manager and became effective on August 30, 1996. The Investment Management Contract has a term which extends to April 30, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


The new Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the new Investment Management Contract, the Manager receives from the Fund a fee equal to .30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related administrative and clerical services. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder and administrative services. (See "Distribution and Service Plan" herein.)


For the Fund's fiscal years ended April 30, 1997, April 30, 1996, and April 30, 1995, the fee paid to the Manager under the Investment Management Contract was $865,046, $819,852, and $702,867, respectively. The Fund's net assets at the close of business on April 30, 1997 totaled $323,752,895. The Manager may waive its rights to any portion of the management fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.

Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Pursuant to the Administrative Services Contract with the Fund, the Manager performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Fund's fiscal year ended April 30, 1997, the Manager received a fee of $605,532.


MANAGEMENT OF THE FUND

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. The address of each such person unless otherwise indicated is 600 Fifth Avenue, New York, N.Y. 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Manager.


Steven W. Duff, 43 - President of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc.,

Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, and Pennsylvania Daily Municipal Income Fund, President of Cortland Trust, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Edward A. Kuczmarski, 47 - Director of the Fund, Trustee of The Empire Builder Tax Free Bond Fund; Certified Public Accountant and Partner of Hays & Company since 1980. His address is 477 Madison Avenue, New York, N.Y. 10022-5892.

Caroline E. Newell, 57 - Director of the Fund, Trustee of The Empire Builder Tax Free Bond Fund; Director, International Preschools, Inc. Her address is International Preschools, Inc., 330 East 45th Street, New York, N.Y. 10017.


John P. Steines, 48 - Director of the Fund, Trustee of The Empire Builder Tax Free Bond Fund; Professor of Law, New York University School of Law. His address is New York University School of Law, 40 Washington Square South, New York, N.Y. 10012.


Lesley M. Jones, 48 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. with which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., and Short Term Income Fund, Inc.

Bernadette N. Finn, 49 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. with which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc., a Vice President and Secretary of Delafield Fund, Inc., Institutional Daily Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Short Term Income Fund, Inc.

Molly Flewharty, 46 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income
Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.

Dana E. Messina, 40 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995, and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.

Richard De Sanctis, 40 - Treasurer of the Fund, has been Assistant Treasurer of NEIC since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc. Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Short Term Income Fund, Inc. and Vice President and Treasurer of Cortland Trust, Inc.

The Fund paid an aggregate remuneration of $15,000 to its directors with respect to the period ended April 30, 1997, all of which consisted of aggregate directors' fees paid to the four disinterested directors, pursuant to the terms of the Investment Management Contract. (See "Manager" herein.)




                                         COMPENSATION TABLE

   (1)                      (2)                          (3)                       (4)                        (5)

                         Aggregate                   Pension or                                        Total Compensation
Name of Person,       Compensation from           Retirement Benefits        Estimated Annual           from Fund and Fund
  Position          Registrant for Fiscal         Accrued as Part of          Benefits upon              Complex Paid to
  --------                 Year                     Fund Expenses              Retirement                  Directors*
                           ----                     -------------              ----------                  ----------
Edward A.
Kuczmarski,              $5,000                         0                          0                     $5,000 (1 Fund)
Director

Caroline E. Newell,      $5,000                         0                          0                     $5,000 (1 Fund)
Director

John P. Steines,         $5,000                         0                          0                     $5,000 (1 Fund)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending April 30, 1997 and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending April 30, 1997. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.


Counsel  and  Auditors

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, N.Y. 10022.

McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, N.Y. 10017, independent certified public accountants, have been selected as auditors for the Fund.

DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 (the "Rule") under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with Reich & Tang Distributors L.P., (the "Distributor") as distributor of the Fund's shares.

Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor. The Board of Directors approved the re-execution of the Distribution Agreement and the execution of the Shareholder Servicing Agreement.

Effective October 3, 1996, a majority of the Fund's Board of Directors including independent directors, approved the creation of a second class of shares of the Fund's outstanding common stock. In furtherance of this action, the Board of Directors has reclassified the common stock of the Fund into Class A and Class B shares. The Class A shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services.

For its services under the Shareholder Servicing Agreement with respect to Class A shares only, the Manager receives from the Fund a service fee equal to .20% per annum of the Fund's average daily net assets of Class A shares (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from participating organizations and, therefore will not be assessed a shareholder servicing fee. For its services under the Shareholder Servicing Agreement, the Manager receives from the Fund a service fee equal to .20% per annum of the Fund's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of Fund shares and for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund. For the Fund's fiscal year ended April 30, 1997, the amount payable to the Distributor under the

Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $576,689 of which $12,996 was spent on sales personnel and related expenses, $2,885 was spent on travel and entertainment, $15,581 was spent on prospectus, application and miscellaneous printing and $232 was spent on miscellaneous expenses. During the same period, the Manager made total payments under the Plan to or on behalf of Participating Organizations of $974,724. For the Fund's fiscal year ended April 30, 1996, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $546,568 of which $19,946 was spent on sales personnel and related expenses, $4,668 was spent on travel and entertainment, $22,527 was spent on prospectus, application and miscellaneous printing and $1,116 was spent on miscellaneous expenses. During the same period, the Manager made total payments under the Plan to or on behalf of Participating Organizations of $906,744. For the Fund's fiscal year ended April 30, 1995, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $468,578 of which $22,126 was spent on sales personnel and related expenses, $2,612 was spent on travel and entertainment, $8,447 was spent on prospectus, application and miscellaneous printing and $1,042 was spent on miscellaneous expenses. During the same period, the Manager made total payments under the Plan to or on behalf of Participating Organizations of $660,683. The excess of such payments over the total payments the Manager and Distributor received from the Fund under the Plan represents distribution expenses funded by the Manager from its own resources including the Management Fee.


Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Manager, Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares only, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Shareholder Servicing Agreement provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Manager has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A shares; (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purposes enumerated in (i) above. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, the Shareholder Servicing Agreement or the Administrative Services Contract in effect for that year.


In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Class A shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors has approved the continuance of the Plan until May 1, 1997. The Plan was approved by a majority of the Fund's shareholders at the Annual Meeting on November 13, 1985. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A shareholders.


DESCRIPTION OF COMMON STOCK


The authorized capital stock of the Fund, which was incorporated on January 31, 1984 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, all shares will be voted on in the aggregate except if voting by

Class is required by law or the matter involved affects only one class, in which case shares will be voted on separately by Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering will be fully paid and nonaccessible. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of stock, Class A and Class
B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of a Fund that participates in an exchange privilege with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions. A fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. On July 31, 1997 there were 380,172,810 shares of the Fund's Class A shares outstanding and 6,889 Class B shares outstanding. As of July 31, 1997, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of July 31, 1997:


                                                                      Nature of
Name and address                       % of Class                     Ownership

Class A Shares:

Reich & Tang Services L.P.                63.90%                         Record
agent for various beneficial owners
600 Fifth Avenue
New York, N.Y. 10020

Neuberger & Berman                        15.98%                         Record
as agent for customer
11 Broadway Operations Con
New York, N.Y. 10004

CMP Publications Inc.                      9.21%                         Record
as agent
600 Community Drive
Manhasset, N.Y. 11030

Class B Shares:

Reich & Tang Asset Management L.P.        74.40%                         Record
agent for various beneficial owners
600 Fifth Avenue
New York, N.Y. 10020

Scott S. Hignett                          15.49%                     Beneficial
600 Fifth Avenue
New York, N.Y. 10020

Christine A. Bivetto                       7.36%                     Beneficial
600 Fifth Avenue
New York, N.Y. 10020


Under its Articles of Incorporation the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock, (c) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders. On August 31, 1990 the Fund's shareholders voted to amend the Fund's Articles of Incorporation to change the name of the Fund to the New York Daily Tax Free Income Fund, Inc.


EXPENSE LIMITATION

The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the lesser of (i) 1 1/2% of the Fund's average annual net assets or (ii) the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of New England Investment Companies, Inc., the general partner of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, the fees payable to the Distributor under the Shareholder Servicing Agreement and the Distribution Agreement and all other costs borne by the Fund pursuant to the Distribution Plan.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Market Improvement Act of 1996, all state expense limitations have been eliminated at this time.


FEDERAL INCOME TAXES

The Fund has elected to qualify under the Code, as amended, and under New York law as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income and other income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than capital gain dividends) paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludible from their gross income under Section 103(a) of the Code. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. P.L. 99-514 expands the application of this rule as it applies to financial institutions, effective with respect to taxable years ending after December 31, 1986. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. The amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax, all tax-exempt interest on "private activity" bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from the Fund's assets, if any, that are attributable to such post-August 7, 1986 private activity bonds, if any such bonds are acquired by the Fund. Corporations are required to increase their alternative minimum tax by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest. The Fund may realize ordinary income upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. A shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds," if any, held by the Fund.

Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of net capital gain distribution. Distributions of net capital gains will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a non-deductable 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable interest and dividend payments, and proceeds from the redemption of shares of the Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be tax-exempt to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objectives and policies and consider changes in the structure.

In South Carolina vs. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The exemption for Federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt for New York Sate and New York City franchise tax purposes. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Portfolio which may differ from the Federal income tax consequences described above.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020 is transfer agent and dividend agent for the shares of the Fund. State Street Bank and Trust Company, the transfer agent for Victory Shares of the Fund, subcontracts all services to Boston Financial Data Services at P.O. Box 8527, Boston, Massachusetts 02266-8527. Boston Financial Data Services is also the servicing agent for the Victory shares of the Fund. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the Evergreen Shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s two highest municipal bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (_____) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s two highest ratings of state and municipal notes and other short-term loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1 - Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services two highest debt ratings:


AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

Plus ( + ) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Description of Standard & Poor's Rating Services two highest commercial paper ratings:


A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

* As described by the rating agencies.

Description of Moody's Investors Service, Inc.'s two highest commercial paper ratings:
Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

Description of Standard & Poor's Corporation's two highest municipal note ratings:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

                         TAXABLE EQUIVALENT YIELD TABLE
             (Based on Tax Rates Effective Until December 31, 1997)
_______________________________________________________________________________

                             1. If Your Taxable Income Bracket Is . . .
_______________________________________________________________________________

Single                  24,651-         25,001-        59,751-         60,101-        124,651-      271,051
Return                  25,000          59,750         60,000         124,650         271,050       and over

Single                  40,201-         45,001-        99,601-        108,801-        151,751-      271,051
Return                  45,000          99,600         108,000        151,750         271,050       and over

________________________________________________________________________________


                          2. Then Your Combined Income Tax Bracket Is . . .
________________________________________________________________________________

Federal                  28.00%          28.00%          31.00%         31.0%         36.0%         39.6
Tax Bracket
________________________________________________________________________________
State                     6.85%          6.85%           6.85%          6.85%         6.85%         6.85%
Tax Bracket
________________________________________________________________________________
City                      4.39%           4.40%          4.40%          4.46%         4.46%          4.46
Tax Bracket
________________________________________________________________________________
Combined                 36.093%          36.100%        38.763%        38.804%       43.238%       46.431
Tax Bracket
________________________________________________________________________________


     3. Now Compare Your Tax Free Income Yields With Taxable Income Yields

     Tax Exempt                          Equivalent Taxable Investment Yield
     Yield                                Required to Match Tax Exempt Yield
________________________________________________________________________________

       2.0%               3.13%           3.13%          3.27%            3.27%            3.52%      3.73%
________________________________________________________________________________
       2.5%               3.91%           3.91%          4.08%            4.09%            4.40%      4.67%
________________________________________________________________________________
       3.0%               4.69%           4.69%          4.90%            4.90%            5.29%      5.60%
________________________________________________________________________________
       3.5%               5.48%           5.48%          5.72%            5.72%            6.17%      6.53%
________________________________________________________________________________
       4.0%               6.26%           6.26%          6.53%            6.54%            7.05%      7.47%
________________________________________________________________________________
       4.5%               7.04%           7.04%          7.35%            7.35%            7.93%      8.40%
________________________________________________________________________________
       5.0%               7.82%           7.82%          8.16%            8.17%            8.81%      9.33%
________________________________________________________________________________



To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

-------------------------------------------------------------------------------

NEW YORK DAILY TAX FREE INCOME FUND, INC.
INDEPENDENT AUDITOR'S REPORT

================================================================================



The Board of Directors and Shareholders
New York Daily Tax Free Income Fund, Inc.

We have audited the accompanying statement of net assets of New York Daily Tax Free Income Fund, Inc. as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Daily Tax Free Income Fund, Inc. as of April 30, 1997, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.





                                                           \s\McGladrey & Pullen





New York, New York
May 23, 1997

                                       24
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NEW YORK DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF NET ASSETS
APRIL 30, 1997
================================================================================

                                                                                                                     Ratings (a)
                                                                                                                 ----------------
      Face                                                                   Maturity                  Value             Standard
     Amount                                                                     Date     Yield       (Note 1)    Moody's & Poor's
     ------                                                                     ----     -----       --------    -------   ------
Other Tax Exempt Investments (c) (17.75%)
---------------------------------------------------------------------------------------------------------------------------------
 $  7,450,000 Averill Park, NY CSD                                            05/08/97    3.70%   $  7,450,343
    4,500,000 Central Islip,UFSD TAN (Suffolk County)                         06/30/97    3.99       4,503,197
    3,450,000 Cuba-Rushford CSD Allegheny County, NY BAN                      01/07/98    3.73       3,455,006
    1,700,000 Dutchess County, NY BAN City of Beacon                          06/05/97    3.75       1,700,078
    5,000,000 Freeport, NY CSD
              LOC State Street Bank & Trust Co.                               06/30/97    3.94       5,003,907
    4,127,700 Lansing CSD, Tompkins County, NY                                02/12/98    3.70       4,143,311
    3,740,000 Oakfield - Alabama, NY CSD RAN                                  09/30/97    3.67       3,746,476
    2,000,000 Potsdam St. Lawrence County, NY CSD                             01/28/98    3.75       2,005,349
    3,640,000 South Jefferson CSD
              (Jefferson, Lewis & Oswego Counties, NY)                        06/20/97    4.00       3,640,955
   10,000,000 Suffolk County, NY Brentwood UFSD TAN                           06/30/97    4.04      10,006,305
    2,500,000 Sullivan County TAN Custodial Receipts
              LOC State Street Bank & Trust Co.                               03/19/98    3.66       2,506,214
    4,463,000 Syracuse, NY BAN - Series A                                     12/19/97    3.61       4,476,127
    2,500,000 Ulster County, NY TAN Custodial Receipts
              LOC State Street Bank & Trust Co.                               03/18/98    3.66       2,506,166
    1,140,000 Village of Limestone Cattaraugus County, NY Water System BAN    07/25/97    4.04       1,140,745
    1,200,000 Village of Mineola Town of North Hempstead Nassau County, NY    09/16/97    3.46       1,201,656
 ------------                                                                                      -----------
   57,410,700 Total Other Tax Exempt Investments                                                    57,485,835
 ------------                                                                                      -----------
Other Variable Rate Demand Instruments (b) (66.31%)
---------------------------------------------------------------------------------------------------------------------------------
 $  5,000,000 Counties of Warren & Washington IDA IDRB
              (Griffith Micro Science Inc. Project) - Series 1994
              LOC First National Bank of Chicago                              12/01/14    4.60%   $  5,000,000                A1
    3,000,000 Franklin County, NY IDA IDRB (Kes Chatauqua Project)
              LOC Bank of Tokyo - Mitsubishi Bank, Ltd.                       07/01/21    4.40       3,000,000                A1
    1,065,000 Glen Falls, NY IDA IDRB (Broad Street Plaza)
              LOC Fleet National Bank                                         12/01/06    4.65       1,065,000     P1         A1
    1,000,000 Islip, NY IDA Brentwood (c)
              LOC Fleet National Bank                                         05/01/09    3.90       1,000,000
    1,580,000 Metropolitan Museum of Art
              (Dormitory Authority of New York) RB - Series 1993A             07/01/15    4.30       1,580,000     VMIG-1     A1+
    6,800,000 Metropolitan Transportation Authority - Series 1991A
              LOC Morgan Guaranty/Bank of Tokyo-Mitsubishi Bank/
              Sumitomo Bank/Industrial Bank of Japan/NatWest                  07/01/21    4.50       6,800,000     VMIG-1     A1




-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

===============================================================================

                                                                                                                     Ratings (a)
                                                                                                                 ----------------
      Face                                                                   Maturity                  Value             Standard
     Amount                                                                     Date     Yield       (Note 1)    Moody's & Poor's
     ------                                                                     ----     -----       --------    -------   ------
Other Variable Rate Demand Instruments (b) (Continued)
---------------------------------------------------------------------------------------------------------------------------------
 $    420,000 Monroe County, NY IDA IDRB (Brazil Merk Partnership)
              LOC Fleet National Bank                                         01/01/06    3.60%   $    420,000     P1         A1
    1,000,000 Nassau County, Manhassett (c)
              LOC Bankers Trust Company                                       12/01/99    4.50       1,000,000
   15,600,000 New York City GO 1993 - Series E-3
              LOC Morgan Guaranty Trust Company                               08/01/23    4.00      15,600,000     P1         A1+
    4,400,000 New York City HDC Residential RB (Montefiore Medical Center)
              LOC Chase Manhattan Bank, N.A.                                  05/01/30    4.45       4,400,000                A1
    2,300,000 New York City Trust Cultural Resource RB (Jewish Museum)        12/01/21    4.60       2,300,000     VMIG-1     A1
    2,300,000 New York City Trust Cultural Resource RB (Museum of Broadcasting)
              LOC Sumitomo Bank, Ltd.                                         05/01/14    4.60       2,300,000     VMIG-1     A1
    1,100,000 New York City Water Finance Authority
              Water & Sewer System RB - Series C Bonds
              FGIC Insured                                                    06/15/23    4.05       1,100,000     VMIG-1     A1+
    7,300,000 New York City, NY - Subseries E-4
              LOC State Street Bank & Trust Co.                               08/01/21    4.00       7,300,000     VMIG-1     A1+
    4,000,000 New York City, NY GO - Series B-5
              MBIA Insured                                                    08/15/22    3.95       4,000,000     VMIG-1     A1+
    4,750,000 New York City, NY GO - Series E-4
              LOC State Street Bank & Trust Co.                               08/01/22    4.00       4,750,000     VMIG-1     A1+
   15,600,000 New York City, NY GO - Subseries E-6
              FGIC Insured                                                    08/01/19    4.00      15,600,000     VMIG-1     A1+
    2,500,000 New York City, NY GO - Series E-5
              LOC Morgan Guaranty Trust Company                               08/01/18    4.00       2,500,000     VMIG-1     A1+
    3,400,000 New York City, NY HDC (East 17th St.) - Series A
              LOC Chase Manhattan Bank, N.A.                                  01/01/23    3.95       3,400,000                A1
    6,500,000 New York City, NY HDC (East 96th St.) - Series 1990A
              LOC Bank of Tokyo - Mitsubishi Bank, Ltd.                       08/01/15    4.00       6,500,000     VMIG-1
    3,000,000 New York City, NY HDC
              (Upper Fifth Avenue Project) - Series 1989A
              LOC Bankers Trust Company                                       01/01/16    4.35       3,000,000     VMIG-1
   10,800,000 New York City, NY IDA (Nippon Cargo Airlines Company)
              LOC Industrial Bank of Japan, Ltd.                              11/01/15    4.30      10,800,000                A1
    5,200,000 New York City, NY IDRB (Airport Project) - Series 1985
              LOC Bayerische Landesbank Girozentrale                          04/01/00    4.50       5,200,000     P1         A1+






-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

NEW YORK DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
APRIL 30, 1997
===============================================================================

                                                                                                                     Ratings (a)
                                                                                                                 ----------------
      Face                                                                   Maturity                  Value             Standard
     Amount                                                                     Date     Yield       (Note 1)    Moody's & Poor's
     ------                                                                     ----     -----       --------    -------   ------
Other Variable Rate Demand Instruments (b) (Continued)
---------------------------------------------------------------------------------------------------------------------------------
 $  2,075,000 New York JDA Special Purpose RB
              LOC Fuji Bank, Ltd.                                             03/01/02    4.15%   $  2,075,000     VMIG-1
    5,000,000 New York State Dormitory Authority RB (Oxford University Press)
              LOC Landesbank Hessen                                           07/01/25    4.30       5,000,000     VMIG-1
    2,000,000 New York State ERDA PCRB
              (Central Hudson Gas & Electric) - Series B
              LOC Deutsche Bank A.G.                                          11/01/20    3.75       2,000,000     P1
    4,800,000 New York State ERDA PCRB (Niagara Mohawk Power Corp.)
              LOC Toronto-Dominion Bank                                       12/01/25    4.00       4,800,000     P1
    2,000,000 New York State ERDA PCRB
              (Niagara Mohawk Power Corp.) - Series 1988A
              LOC Morgan Guaranty Trust Company                               12/01/23    4.05       2,000,000                A1+
   11,550,000 New York State ERDA PCRB
              (Niagara Mohawk Power Corporation) - Series 1985C
              LOC Canadian Imperial Bank of Commerce                          12/01/25    4.00      11,550,000     P1
    2,400,000 New York State ERDA PCRB
              (Niagara Mohawk Power Corporation) - Series 1987A (c)
              LOC Toronto-Dominion Bank                                       03/01/27    4.05       2,400,000
   10,700,000 New York State ERDA PCRB
              (Niagara Mohawk Power Corporation) - Series B
              LOC Toronto-Dominion Bank                                       12/01/26    4.05      10,700,000     P1
    2,700,000 New York State ERDA PCRB
              (Rochester Gas & Electric) - Series 1984
              LOC The Bank of New York                                        10/01/14    3.40       2,700,000     P1
      470,000 New York State JDA                                              03/01/05    4.15         470,000     VMIG-1
    4,310,000 New York State JDA - Series 1989                                03/01/05    4.15       4,310,000     VMIG-1
      590,000 New York State JDA - Series D
              LOC Sumitomo Bank, Ltd.                                         03/01/99    3.75         590,000     VMIG-1     A1
      685,000 New York State JDA - Series G
              LOC Sumitomo Bank, Ltd.                                         03/01/99    3.75         685,000     VMIG-1     A1
    2,900,000 New York State JDA Special Purpose RB                           03/01/02    4.15       2,900,000     VMIG-1     A2
   12,200,000 New York State LGAC
              LOC Credit Suisse/Union Bank of Switzerland                     04/01/22    4.35      12,200,000     VMIG-1     A1+
    4,900,000 New York State LGAC - Series E
              LOC Canadian Imperial Bank of Commerce                          04/01/25    4.50       4,900,000     VMIG-1     A1+




-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

===============================================================================

                                                                                                                     Ratings (a)
                                                                                                                 ----------------
      Face                                                                   Maturity                  Value             Standard
     Amount                                                                     Date     Yield       (Note 1)    Moody's & Poor's
     ------                                                                     ----     -----       --------    -------   ------
Other Variable Rate Demand Instruments (b) (Continued)
---------------------------------------------------------------------------------------------------------------------------------
 $  4,900,000 New York State LGAC - Series G
              LOC National Westminster Bank PLC                               04/01/25    4.40%   $  4,900,000     VMIG-1     A1+
    5,700,000 New York State LGAC RB - Series 1994B
              LOC Swiss Bank Corp.                                            04/01/23    4.40       5,700,000     VMIG-1     A1+
    8,000,000 New York State Medical Care Facilities Financial Authority
              LOC Chase Manhattan Bank, N.A.                                  11/01/15    4.50       8,000,000     VMIG-1
    1,300,000 New York State Medical Care
              Pooled Equipment Authority - Series 1994A
              LOC Chase Manhattan Bank, N.A.                                  11/01/03    4.40       1,300,000     VMIG-1
    3,400,000 New York, NY - Series B Subseries B-6
              MBIA Insured                                                    08/15/05    3.95       3,400,000     VMIG-1     A1+
      500,000 Puerto Rico Industrial Medical & Environmental PCFA PCRB
              (Ana Mendez Foundation)
              LOC Bank of Tokyo - Mitsubishi Bank, Ltd.                       12/01/15    4.15         500,000                A1
      500,000 Southeast, NY IDA (1989 Unilock, NY)
              LOC First National Bank of Chicago                              11/01/97    4.60         500,000     P1         A1+
      500,000 Southeast, NY IDA (1989 Unilock, NY)
              LOC First National Bank of Chicago                              11/01/98    4.60         500,000     P1         A1+
      500,000 Southeast, NY IDA (1989 Unilock, NY)
              LOC First National Bank of Chicago                              11/01/99    4.60         500,000     P1         A1+
      500,000 Southeast, NY IDA (1989 Unilock, NY)
              LOC First National Bank of Chicago                              11/01/00    4.60         500,000     P1         A1+
      200,000 Southeast, NY IDA (1989 Unilock, NY)
              LOC First National Bank of Chicago                              11/01/01    4.60         200,000     P1         A1+
    6,800,000 Suffolk County, NY IDA
              (Nissequogue Cogen Partners) - Series 1993
              LOC Toronto-Dominion Bank                                       12/15/23    4.45       6,800,000     VMIG-1     A1+
    4,000,000 Suffolk County, NY Water Authority BAN                          12/21/99    4.40       4,000,000     VMIG-1
 ------------                                                                                     ------------
  214,695,000 Total Other Variable Rate Demand Instruments                                         214,695,000
 ------------                                                                                     ------------
Put Bonds (d) (2.23%)
---------------------------------------------------------------------------------------------------------------------------------
 $    350,000 Fulton County, NY IDA (LCM Properties Realty Trust) (c)
              LOC The Bank of New York                                        06/15/97    3.95%   $    350,000
    6,865,000 New York State ERDA PCRB (Long Island Lighting Co.)
              LOC Deutsche Bank A.G.                                          03/01/98    3.60       6,865,000     VMIG-1
  -----------                                                                                     ------------
   7,215,000  Total Put Bonds                                                                        7,215,000
  -----------                                                                                     ------------




-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

NEW YORK DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
APRIL 30, 1997
===============================================================================

                                                                                                                     Ratings (a)
                                                                                                                 ----------------
      Face                                                                   Maturity                  Value             Standard
     Amount                                                                     Date     Yield       (Note 1)    Moody's & Poor's
     ------                                                                     ----     -----       --------    -------   ------
Tax Exempt Commercial Paper (7.88%)
---------------------------------------------------------------------------------------------------------------------------------
 $  5,500,000 New York State Dormitory Authority
              (Memorial Sloan Kettering Cancer Center) - Series 1994C
              LOC Chase Manhattan Bank, N.A.                                  06/12/97    3.70%   $  5,500,000     VMIG-1     A1+
    6,000,000 New York City Water Finance Authority
              LOC Canadian Imperial Bank of Commerce                          07/31/97    3.65       6,000,000     P1         A1+
    5,000,000 New York State Environmental Quality - Series 1997A
              LOC Bayerische Landesbank/Landesbank Hessen                     06/24/97    3.45       5,000,000     VMIG-1     A1+
    9,000,000 Puerto Rico Government Development Bank                         05/07/97    3.35       9,000,000                A1+
  -----------                                                                                     ------------
   25,500,000 Total Tax Exempt Commercial Paper                                                     25,500,000
  -----------                                                                                     ------------
Variable Rate Demand Instruments - Participations (b) (2.28%)
---------------------------------------------------------------------------------------------------------------------------------
 $    156,682 Auburn, NY IDA IDRB
              (Bo-Mer Manufacturing Company Incorporated)
              LOC Chase Manhattan Bank, N.A.                                  10/01/00    5.53%   $    156,682     P1         A1
      255,000 BSE Corporation Project
              LOC Chase Manhattan Bank, N.A.                                  07/01/01    5.53         255,000     P1         A1
      279,955 Centennial Associates/W & H Stampings, Incorporated
              LOC Chase Manhattan Bank, N.A.                                  10/01/00    5.53         279,955     P1         A1
      206,897 Datagraphic Incorporated
              LOC Chase Manhattan Bank, N.A.                                  10/01/98    5.53         206,897     P1         A1
    1,365,000 Executive Square Business Park
              LOC Chase Manhattan Bank, N.A.                                  06/01/01    5.53       1,365,000     P1         A1
      189,655 Faden Paper Supply Company
              LOC Chase Manhattan Bank, N.A.                                  01/01/00    5.53         189,655     P1         A1
      592,200 GL II Associates
              LOC Chase Manhattan Bank, N.A.                                  01/01/99    5.53         592,200     P1         A1
    1,522,500 Giaquinto Joint Venture
              LOC Chase Manhattan Bank, N.A.                                  07/01/02    5.53       1,522,500     P1         A1
      236,789 I.G. Federal Electric Supply Corporation 1984
              LOC Chase Manhattan Bank, N.A.                                  11/01/99    5.53         236,789     P1         A1
      429,680 Metro Seliger Industries, Incorporated 1984
              LOC Chase Manhattan Bank, N.A.                                  08/10/99    5.53         429,680     P1         A1
      169,516 Nassau County, NY IDA IDRB
              (Steven Klein/Normandie Metal Fabricators)
              LOC Chase Manhattan Bank, N.A.                                  11/01/99    5.53         169,516     P1         A1






-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
==============================================================================

                                                                                                                     Ratings (a)
                                                                                                                 ----------------
      Face                                                                   Maturity                  Value             Standard
     Amount                                                                     Date     Yield       (Note 1)    Moody's & Poor's
     ------                                                                     ----     -----       --------    -------   ------
Variable Rate Demand Instruments - Participations (b) (Continued)
---------------------------------------------------------------------------------------------------------------------------------
 $    332,257 New York City, NY
              (Seybert-Nicholas Printing Corporation/Kenner Printing)
              LOC Chase Manhattan Bank, N.A.                                  06/01/00    5.53%   $    332,257     P1         A1
      122,222 New York City, NY IDA IDRB (Abigail Press, Incorporated Project)
              LOC Chase Manhattan Bank, N.A.                                  02/01/99    5.53         122,222     P1         A1
      149,916 One Crouse Medical Plaza
              LOC Chase Manhattan Bank, N.A.                                  12/10/98    5.53         149,916     P1         A1
      935,000 Penn-Plax Plastics, Nassau County
              LOC Dai-Ichi Kangyo Bank, Ltd.                                  01/01/00    5.53         935,000     P1         A1
       34,999 Ram Realty Company Project
              LOC The Bank of New York                                        02/01/99    5.10          34,999     P1         A1
      349,970 Texpak Incorporated Project
              LOC Chase Manhattan Bank, N.A.                                  01/01/01    5.53         349,970     P1         A1
       59,995 Ulster County, NY IDA IDRB (Fin Pan Incorporated Project)
              LOC Chase Manhattan Bank, N.A.                                  11/01/99    5.53          59,995     P1         A1
  -----------                                                                                     ------------
    7,388,233 Total Variable Rate Demand Instruments - Participations                                7,388,233
  -----------                                                                                     ------------
Variable Rate Demand Instruments - Private Placements (b) (2.62%)
---------------------------------------------------------------------------------------------------------------------------------
 $    514,776 Adirondack Transit Lines
              LOC Key Bank, N.A.                                              02/01/01    5.10%   $    514,776     P1         A1
    6,500,000 Blazer Real Estate 1990
              LOC Union Bank of Switzerland                                   09/01/21    5.53       6,500,000     P1         A1
      239,250 J. Treffiletti & Sons
              LOC Key Bank, N.A.                                              09/01/00    5.10         239,250     P1         A1
      295,416 Troy Mall Associates - Series 1985B
              LOC Key Bank, N.A.                                              07/01/15    5.10         295,416     P1         A1
      923,750 Troy Mall Associates - Series 1985C
              LOC Key Bank, N.A.                                              04/01/16    5.10         923,750     P1         A1
  -----------                                                                                     ------------
    8,473,192 Total Variable Rate Demand Instruments - Private Placements                            8,473,192
  -----------                                                                                     ------------
              Total Investments (99.07%) (Cost $320,757,260+)                                      320,757,260
              Cash and Other Assets, Net of Liabilities (0.93%)                                      2,995,635
                                                                                                  -------------
              Net Assets (100%)                                                                   $323,752,895
                                                                                                  =============
              Class A Shares, 323,757,128 Shares Outstanding (Note 3)                             $       1.00
                                                                                                  =============
              Class B Shares,       6,693 Shares Outstanding (Note 3)                             $       1.00
                                                                                                  =============

              +   Aggregate cost for federal income tax purposes is identical.




-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

NEW YORK DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
APRIL 30, 1997
===============================================================================



FOOTNOTES:

(a) The ratings noted for variable rate demand instruments are those of the bank whose letter of credit secures such instruments or the guarantor of the bond. P1 and A1+ are the highest ratings assigned for tax exempt commercial paper.

(b) Securities payable on demand at par including accrued interest (usually with seven days notice) and where indicated are unconditionally secured as to principal and interest by a bank letter of credit. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown is the rate in effect at the date of this statement.

(c) Securities that are not rated which the Fund's Board of Directors has determined to be of comparable quality to those rated securities in which the Fund invests.

(d)  The maturity date indicated is the next put date.

KEY:

     BAN       =   Bond Anticipation Note                         LGAC      =    Local Government Assistance Corporation
     CSD       =   Central School District                        PCFA      =    Pollution Control Financial Authority
     ERDA      =   Energy and Research Development Authority      PCRB      =    Pollution Control Revenue Bond
     GO        =   General Obligation                             RAN       =    Revenue Anticipation Note
     HDC       =   Housing Development Corporation                RB        =    Revenue Bond
     IDA       =   Industrial Development Authority               TAN       =    Tax Anticipation Note
     IDRB      =   Industrial Development Revenue Bond            UFSD      =    Unified School District
     JDA       =   Job Development Authority




-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

NEW YORK DAILY TAX FREE INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 1997
===============================================================================

 INVESTMENT INCOME

 Income:
   Interest.............................................................                       $ 10,333,834
                                                                                                -----------
 Expenses: (Note 2)
  Investment management fee.............................................                            865,046
  Administration fee....................................................                            605,532
  Shareholder servicing fee.............................................                            576,689
  Custodian expenses....................................................                             22,762
  Shareholder servicing and
     related shareholder expenses.......................................                            188,254
  Legal, compliance and filing fees.....................................                             32,086
  Audit and accounting..................................................                             59,448
  Directors' fees and expenses..........................................                             15,386
  Other expenses........................................................                             11,695
                                                                                                -----------
      Total expenses....................................................                          2,376,898
      Less: Expenses paid indirectly....................................                       (     12,105)
                                                                                                -----------
               Net expenses.............................................                          2,364,793
                                                                                                -----------
 Net investment income..................................................                          7,969,041



 REALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on investments................................                       (      8,672)
                                                                                                -----------
 Increase in net assets from operations.................................                       $  7,960,369
                                                                                                ===========




--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------


NEW YORK DAILY TAX FREE INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED APRIL 30, 1997 AND 1996
===============================================================================

                                                                          1997                    1996
                                                                      ------------            -------------

 INCREASE (DECREASE) IN NET ASSETS

 Operations:
     Net investment income.......................................    $   7,969,041           $   8,266,259
     Net realized gain (loss) on investments.....................    (       8,672)                 --
                                                                      ------------            -------------
 Increase in net assets from operations..........................        7,960,369               8,266,259
 Dividends to shareholders from net investment income
     Class A.....................................................    (   7,968,922)*         (   8,266,259)*
     Class B.....................................................    (         119)*               --
 Capital share transactions (Note 3)
     Class A.....................................................       40,386,831              28,946,430
     Class B.....................................................            6,693                  --
                                                                      ------------            -------------
         Total increase (decrease)...............................       40,384,852              28,946,430
 Net assets:
     Beginning of year...........................................      283,368,043             254,421,613
                                                                      ------------            -------------
     End of year.................................................    $ 323,752,895           $ 283,368,043
                                                                      ============            =============

 *   Designated as exempt-interest dividends for federal income tax purposes.





--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

NEW YORK DAILY TAX FREE INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
===============================================================================

1. Summary of Accounting Policies

New York Daily Tax Free Income Fund, Inc. is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund is a short-term, tax exempt money market fund. The Fund has two classes of stock authorized, Class A and Class B. The Class A shares are subject to a service fee pursuant to the Distribution Plan. The Class B shares are not subject to a service fee. Additionally, the Fund may allocate among its classes certain expenses to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Class specific expenses of the Fund were limited to distribution fees and minor transfer agent expenses. In all other respects, Class A and Class B shares represent the same interest in the income and assets of the Fund. Distribution of Class B shares commenced October 10, 1996. The Fund's financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation  of  Securities -
     Investments are valued at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. The maturity of variable rate demand instruments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest rate adjustment.

     b)  Federal  Income  Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax exempt and taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c)  Dividends  and   Distributions  -
     Dividends from investment income (excluding capital gains and losses, if any, and amortization of market discount) are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

     d) Use of Estimates -
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     e) General -
     Securities transactions are recorded on a trade date basis. Interest income
     is  accrued  as  earned.   Realized   gains  and  losses  from   securities
     transactions are recorded on the identified cost basis.

2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management L.P. (Manager), equal to .30% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.

Pursuant to a Distribution Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P. (the Distributor) have entered into a Distribution Agreement and a Shareholder Servicing Agreement,

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

NEW YORK DAILY TAX FREE INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================
2. Investment Management Fees and Other Transactions with Affiliates (Continued)

only with respect to the Class A shares of the Fund. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund a fee equal to .20% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Distribution Plan.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $134,900 paid to Reich & Tang Services L.P., an affiliate of the Manager as servicing agent for the Fund.

Included in the Statement of Operations under the captions "Shareholder servicing and related shareholder expenses" are expense offsets of $12,105.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $3,000 per annum plus $500 per meeting attended.

3. Capital Stock

At April 30, 1997, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $323,762,132. Transactions in capital stock, all at $1.00 per share, were as follows:


                                                    Year                                Year
 Class A                                            Ended                               Ended
 -------
                                                 April 30, 1997                      April 30, 1996
                                                ----------------                     --------------
 Sold...................................            498,357,444                        452,103,464
 Issued on reinvestment of dividends....              7,175,397                          7,544,314
 Redeemed...............................         (  465,146,010)                     ( 430,701,348)
                                                  -------------                       ------------
 Net increase (decrease)................             40,386,831                         28,946,430
                                                  =============                       ============
                                               October 10, 1996
 Class B                                   (Commencement of Sales) to
 -------
                                                April 30, 1997
                                                ----------------
 Sold...................................                 12,177
 Issued on reinvestment of dividends....                    108
 Redeemed...............................         (        5,592)
                                                  --------------
 Net increase (decrease)................                  6,693
                                                  ==============

4. Sales of Securities

Accumulated undistributed realized losses at April 30, 1997 amounted to $9,237. Such losses represent tax basis net capital losses which may be carried forward to offset future capital gains. Such losses expire through April 30, 2005.

5. Concentration of Credit Risk

The Fund invests primarily in obligations of political subdivisions of the State of New York and, accordingly, is subject to the credit risk associated with the non-performance of such issuers. Approximately 70% of these investments are further secured, as to principal and interest, by letters of credit issued by financial institutions. The Fund maintains a policy of monitoring its exposure by reviewing the credit worthiness of the issuers, as well as that of the financial institutions issuing the letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.
-------------------------------------------------------------------------------
                                       34

-------------------------------------------------------------------------------






===============================================================================

 6. Selected Financial Information
Reference is made to page 2 of the prospectus under Financial Highlights.


                                       37


                          PART C - OTHER INFORMATION


Item 24. Financial Statements and Exhibits.

(a)      Financial Statements

                  Included in Prospectus Part A:
                  (1)      Table of Fees and Expenses
                  (2)      Selected Financial Information

                  Included in Statement of Additional Information Part B:

                  (1) Report of McGladrey & Pullen, LLP independent certified public accountants, dated May 23, 1997;
                  (2)      Statement of Net Assets, April 30, 1997 (audited);
                  (3)      Statement of Operations, year ended April 30, 1997
                  (4) Statement of Changes in Net Assets, years ended April 30, 1997, and April 30, 1996 (audited);
                  (5)      Notes to Financial Statements;

(b)      Exhibits.

(1)  Amended   Articles  of   Incorporation   of  the   Registrant   filed  with
     Post-Effective Amendment No. 9 to said Registration Statement on August 31, 1990 and incorporated herein by reference.

(2) By-Laws of the Registrant filed with the initial Registration Statement No. 2-89264 on February 6, 1984, and incorporated herein by reference.

(4) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant filed with Pre-Effective Amendment No. 1 to said Registration Statement on May 8, 1984 and incorporated herein by reference.

(5) Form of Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P. filed herewith.

(6) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors L.P. filed herewith.


(7)  Not applicable.


(8) Custody Agreement between the Registrant and Investors Fiduciary Trust Company filed with Post-Effective Amendment No. 9 to said Registration Statement on August 31, 1990 and incorporated herein by reference.

(9) Transfer Agent Agreement between Registrant and American Transtech Inc. filed with Post-Effective Amendment No. 9 to said Registration Statement on August 31, 1990 and incorporated herein by reference.

(10) Opinion of Messrs. Battle Fowler LLP as to the legality of the Securities being registered, including their consent to the filing thereof and to the use of their name under the heading "Federal Income Taxes" in the Prospectus and in the Statement of Additional Information, and under the heading "Counsel and Auditors" in the Statement of Additional Information filed with Pre-Effective Amendment No. 1 to said Registration Statement on May 8, 1984 and incorporated herein by reference.

(11) Consent of Independent Certified Public Accountants filed herewith.


(12) Not applicable.


(13) Written assurance of Empire Group, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling filed with Pre-Effective Amendment No. 1 to said Registration Statement on May 8, 1984 and incorporated herein by reference.


(14) Not applicable.


(15.1) Form of  Distribution  Plan  pursuant to Rule 12b-1 under the  Investment
       Company Act of 1940 filed herewith.

(15.2) Form of  Distribution  Agreement  between the Registrant and Reich & Tang
       Distributors L.P. filed as exhibit 6 herein.

(15.3) Form of Shareholder  Servicing Agreement between the Registrant and Reich
       & Tang Distributors L.P. filed herewith.

(15.4)  Form  of  Shareholder  Servicing  Agreements  between  the  Manager  and
     Participating Organizations filed with Post-Effective Amendment No. 2 to said Registration Statement on July 13, 1985 and incorporated herein by reference.

(15.5) Amended Administrative Services Contract between the Registrant and Reich
     & Tang Distributors L.P. filed with Post-Effective Amendment No.17 to said Registration Statement No. 2-89264 on June 30, 1994 and incorporated herein by reference.

(16) Power of Attorney of the Registrant, its Principal Officers and Directors filed with Post-Effective Amendment No. 3 to said Registration Statement on August 25, 1986 and incorporated herein by reference.

(17) Financial Data Schedule filed herewith for EDGAR purposes.


Item 25. Persons controlled by or Under Common Control with Registrant.
                  None.

Item 26. Number of Holders of Securities.

                                             Number of Record Holders
         Title of Class                       as of July 31, 1997
         --------------                     ---------------------
         Common Stock
         (par value $.001)
          Class A                                     2610
          Class B                                     5

Item 27. Indemnification.
     Registrant incorporates herein by reference the response to Item 27 of Post-Effective Amendment No. 2 to the Registration Statement filed with the Commission on July 3, 1985.

Item 28. Business and Other Connections of Investment Adviser.

     The description of Reich & Tang Asset Management L.P. ("RTAMLP") under the caption "Management of the Fund" in the Prospectus and "Manager" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.


     New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of 99.5% interest in Reich & Tang Asset Management L.P. (the "Manager"). Reich & Tang Asset Management, Inc. ( a wholly-owned subsidiary of NEICLP) is the sole general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as sole general partner of NEICLP. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.

       On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains a wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

     Registrant's investment adviser, Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Asset Management L.P.'s investment advisory clients include California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020,which invest principally in money market instruments; Delafield Fund, Inc. and Reich & Tang Equity Fund, Inc., are registered investment companies whose address is 600 Fifth Avenue, New York, New York 10020, which invests principally in equity securities. In addition, RTAMLP is the sole general partner of Alpha Associates L.P., August Associates L.P., Reich & Tang Minutus L.P., Reich & Tang Minutus II, L.P., Reich & Tang Equity Partnerships L.P. and Tucek Partners L.P., private investment partnerships organized as limited partnerships.

     Peter S. Voss, President, Chief Executive Officer and a Director of NEIC since October 1992, Chairman of the Board of NEIC since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies a wholly-owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds.
G. Neal Ryland, Executive Vice President, Treasurer and Chief Financial Officer of NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since

December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of NEIC. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary of NEIC since September 1993, Vice President of the Mutual Funds Group of NEICLP from September 1993 until July 1994, and Vice President of Reich & Tang Funds since July 1994. Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of RTAM since July 1994, President and Chief Operating Officer of the Capital Management Group of NEICLP from May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp. from January 1988 until September 1992. Steven W. Duff has been a Director of RTAM since October 1994, President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994, Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and Chairman of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., and Vice President of Cortland Trust, Inc. Bernadette N. Finn has been Vice President - Compliance of RTAM since July 1994, Vice President of Mutual Funds Division of NEICLP from September 1993 until July 1994, Vice President of Reich & Tang Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Funds, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc., a Vice President and Secretary of Delafield Fund, Inc., Reich & Tang Equity Fund, Inc., and Short Term Income Fund, Inc. Richard De Sanctis has been Treasurer of RTAM since July 1994, Assistant Treasurer of NEIC since September 1993 and Treasurer of the Mutual Funds Group of NEICLP from September 1993 until July 1994, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. De Sanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr. De Sanctis was Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Short Term Income Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.

Item 29. Principal Underwriters.

         (a) Reich & Tang Distributors L.P. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


         (b) The following are the directors and officers of Reich & Tang Asset Management, Inc., the general partner of Reich & Tang Distributors L.P. Reich & Tang Distributors L.P. does not have any officers. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10020.

                              Positions and Offices
                               With General Partner       Positions and Offices
         Name                   Of the Distributor            With Registrant

Peter S. Voss          President, CEO, and Director              None
G. Neil Ryland         Director                                  None
Edward N. Wadsworth    Clerk                                     None
Richard E. Smith III   Director                                  None
Steven W. Duff         Director                         President and Director
Bernadette N. Finn     Vice President               Vice President and Secretary
Lorraine C. Hysler     Secretary                                 None
Richard De Sanctis     Vice President and                      Treasurer
                        Treasurer
Richard I. Weiner      Vice President                              None
                        and Treasurer


         (c)      Not applicable.

Item 30. Location of Accounts and Records.

         Accounts,  books and  other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020, the Registrant's Manager; Reich & Tang Services L.P., the Registrant's transfer agent and dividend disbursing agent; and at Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri, 64105, the Registrant's custodian.

Item 31. Management Services.
                  Not applicable.

Item 32. Undertakings.
                  (a)      Not applicable.
                  (b)      Not applicable.
                  (c)      Not applicable.
                  (d)      Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of August, 1997


                                       NEW YORK DAILY TAX FREE INCOME FUND, INC.

                                                     By:      /s/Steven W. Duff
                                                              Steven W. Duff
                                                              President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated and on August 27, 1997.

         SIGNATURE                                            TITLE
(1)      Principal Executive Officer


         /s/Steven W. Duff
         Steven W. Duff                                   President and Director

(2)      Principal Financial and
         Accounting Officer



         /s/Richard De Sanctis
         Richard De Sanctis                                Treasurer


(3)      Majority of The Board of Directors



         /s/Steven W. Duff
         Steven W. Duff                                    Director


Edward A. Kuczmarski       (Director )
Caroline E. Newell         (Director )
John P. Steines            (Director )

By: /s/Bernadette N. Finn
* Bernadette N. Finn
Attorney-in-Fact

* An  executed  copy of the  Power of  Attorney  is filed  with  Post  Effective
Amendment  No.  3  to  the  Registration   Statement  on  August  25,  1986  and
incorporated herein by reference.